UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CURIOSITYSTREAM INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒	No fee required.
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Notice of
2024 Annual Meeting
of Stockholders and
Proxy Statement
ANNUAL MEETING

Wednesday, June 5, 2024
11:00 a.m. Eastern Standard Time
Online Meeting Only - No Physical Meeting Location

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
Dear Stockholder:
On behalf of our Board of Directors, I cordially invite you to participate in the 2024 Annual Meeting of stockholders (the “Annual Meeting”) of CuriosityStream Inc. (“CuriosityStream” or the “Company”), to be held on June 5, 2024, at 11:00 a.m. Eastern Standard Time.
We will hold our Annual Meeting in a virtual only format, which will be conducted via a live webcast. You will be able to participate in the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CURI2024 and using the control number which appears on your Notice of Internet Availability of Proxy Materials. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting and the procedures for participating, submitting questions and voting at the virtual meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone or by mail.
On behalf of the Company’s Board of Directors, we would like to express our appreciation for your continued support of and interest in CuriosityStream.

By Order of the Board,

/s/ Tia Cudahy
Chief Operating Officer and General Counsel

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2024
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of CuriosityStream Inc., a Delaware corporation (“CuriosityStream” or the “Company”), will be held virtually, via a live webcast by visiting www.virtualshareholdermeeting.com/CURI2024, at 11:00 a.m. Eastern Standard Time, on June 5, 2024 (the “Annual Meeting”). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate in the Annual Meeting as they would be afforded at an in-person meeting.
To enter the Annual Meeting, you will need the control number that appears on your Notice of Internet Availability of Proxy Materials, proxy card and the instructions that accompanied your proxy materials. The Company recommends you log in at least 15 minutes before the start of the Annual Meeting to ensure you are logged in when the meeting begins. Please note that you will not be able to attend the Annual Meeting in person.
At the Annual Meeting, stockholders will be asked to:

1.	Elect three Class I directors to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;
2.	Approve an amendment to Section 4.1 of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, in the Board’s sole discretion, by a ratio ranging from 1-to-3 to 1-to-20;
3.	Approve an amendment to Section 8.1 of the Company’s Second Amended and Restated Certificate of Incorporation to provide for the exculpation of officers of the Company to the fullest extent permitted by law;
4.	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
5.	Approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or to approve Proposal No. 2 (Reverse Stock Split) or Proposal No. 3 (Exculpation of Officers); and
6.	Transact such other business that may properly come before the Annual Meeting or any adjournment thereof.
Our board of directors (the “Board”) has fixed the close of business on April 17, 2024, as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record on the Record Date will be entitled to receive notice of, and to vote at, the Annual Meeting. A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/CURI2024. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), as filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2024, which incorporates by reference certain sections of the accompanying Proxy Statement.

We have elected to distribute our distribution costs and allow for convenient access to and delivery of materials in an easily searchable format. If you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the proxy materials over the Internet as permitted under the rules of the SEC, rather than mailing paper copies of those materials to each stockholder, which will decrease our printing and Notice of Internet Availability of Proxy Materials that will be mailed to our stockholders on or about April 25, 2024.
YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to virtually attend the Annual Meeting, we strongly encourage you to vote by Internet, by phone or by signing, dating and returning your proxy card (if you request a paper copy) at your earliest convenience. Sending in your proxy card will not prevent you from voting your shares at the Annual Meeting, if you desire to do so.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON JUNE 5, 2024. Our proxy materials, including the Proxy Statement and Annual Report to stockholders, are available at the following websites: https://investors.curiositystream.com/ and www.virtualshareholdermeeting.com/CURI2024.
If you have any questions or need assistance with voting, please contact CuriosityStream’s proxy solicitor, MacKenzie Partners, Inc., toll-free at 1-800-322-2885 or by email at proxy@mackenziepartners.com.

By Order of the Board,
/s/ Tia Cudahy
Chief Operating Officer and General Counsel

Table of Contents

PROXY STATEMENT	1
Purpose, Date and Time	1
Access to Proxy Materials	1
Virtual Stockholder Meeting	1
Proposals to be voted on at the Annual Meeting	2
Recommendation of the Board of CuriosityStream	2
Record Date; Outstanding Shares; Shares Entitled to Vote	2
Quorum and Vote Required	3
Voting; Proxies; Revocation	3
Abstentions and Broker Non-Votes	4
Proxy Solicitation Costs	4
Business; Adjournments	4
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS	5
PROPOSAL 1: ELECTION OF DIRECTORS	11
Vote Required for Approval	11
Recommendation of the Board of CuriosityStream	11
Nominees for Election at the Annual Meeting	11
Directors and Executive Officers	12
PROPOSAL 2: APPROVAL OF REVERSE STOCK SPLIT	15
PROPOSAL NO. 3: EXCULPATION OF OFFICERS	21
PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
Vote Required for Approval	23
Recommendation of the Board of CuriosityStream	23
Fees Paid to Independent Registered Public Accounting Firm	24
Audit Committee Pre-Approval Policies and Procedures	24
PROPOSAL NO. 5: ADJOURNMENT	25
CORPORATE GOVERNANCE AND BOARD MATTERS	26
Director Independence	26
Board Leadership Structure and Role in Risk Oversight	26
Board Diversity	27
Meetings and Committee of the Board	28

Family Relationships	29
Insider Trading Policy and Hedging Policy	29
Code of Ethics and Business Conduct	29
Delinquent Section 16(a) Reporting	30
Compensation Committee Interlocks and Insider Participation	30
Stockholder Communications with the Board	30
EXECUTIVE COMPENSATION	31
Summary Compensation Table	31
Compensation of Officers	31
Equity Grants to Executive Officers	33
Option Cancellation and Exchange	34
Outstanding Equity Awards at Fiscal Year-End	37
Director Compensation	39
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	40
Procedures with Respect to Review and Approval of Related Person Transactions	40
AUDIT COMMITTEE REPORT	42
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	43
OTHER MATTERS	45
PROPOSALS BY OUR STOCKHOLDERS	45
WHERE YOU CAN FIND MORE INFORMATION	45

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910

PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

JUNE 5, 2024
Purpose, Date, and Time
This proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by and on behalf of the board of directors of the Company (the “Board”) for use at the 2024 annual meeting of stockholders to be held virtually on Wednesday, June 5, 2024, at 11:00 a.m. Eastern Standard Time at the following virtual meeting link www.virtualshareholdermeeting.com/CURI2024 and any adjournments or postponements thereof (the “Annual Meeting”). The mailing address of our principal executive offices is 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910. This Proxy Statement will be made available on or about April 25, 2024 to holders of our common stock, par value $0.0001 per share (“Common Stock”), as of the close of business on April 17, 2024 (the “Record Date”).
Access to Proxy Materials
We are providing access to our proxy materials over the Internet rather than mailing paper copies of those materials to each stockholder. On or about April 25, 2024, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the Annual Meeting.
The Notice will inform you how to:

•	View the proxy materials for the Annual Meeting, including this Proxy Statement and the Company’s annual report to stockholders for the fiscal year ended December 31, 2023 (the “Annual Report”), on the Internet;

•	Vote your shares of Common Stock; and

•	Instruct us to send proxy materials to you by mail or email (should you choose to do so).
Virtual Stockholder Meeting
Please note, we will hold our Annual Meeting in a virtual only format, which will be conducted via a live audio webcast on Wednesday, June 5, 2024, at 11:00 a.m. Eastern Standard Time. There will be no physical meeting location. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location. We designed the format of our Annual Meeting to ensure that our stockholders who participate in the Annual Meeting will be afforded the same rights and opportunities to participate as they would be afforded at an in-person meeting and to enhance stockholder access, participation and communication through online tools. Our directors will also participate in the virtual Annual Meeting.
Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Eastern Standard Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Annual Meeting at www.virtualshareholdermeeting.com/CURI2024.
Log in Instructions
To participate in the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/CURI2024. Stockholders will need their unique 16-digit control number which appears on the Notice Regarding the Availability of Proxy Materials, the proxy card and the instructions that accompany the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and gain access to the Annual Meeting.

Submitting questions at the virtual Annual Meeting
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Annual Meeting which are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Annual Meeting, visit www.virtualshareholdermeeting.com/CURI2024, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Annual Meeting will be published following the meeting on the Company’s website at https://investors.curiositystream.com/ under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance
Beginning fifteen minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
Voting shares prior to and at the virtual Annual Meeting
Stockholders may vote their shares at www.proxyvote.com prior to the virtual Annual Meeting or at www.virtualshareholdermeeting.com/CURI2024 during the virtual Annual Meeting.
Proposals to be voted on at the Annual Meeting
Stockholders of the Company are being asked to vote on the following proposals at the Annual Meeting:

1.	Elect three Class I directors to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;
2.
Approve an amendment to Section 4.1 of the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, in the Board’s sole discretion, by a ratio ranging from 1-to-3 to 1-to-20;

3.	Approve an amendment to Section 8.1 of the Charter to provide for the exculpation of officers of the Company to the fullest extent permitted by law;
4.	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
5.	Approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or to approve Proposal No. 2 (Reverse Stock Split) or Proposal No. 3 (Exculpation of Officers); and
6.	Transact such other business that may properly come before the Annual Meeting or any adjournment thereof.
Recommendation of the Board
The Board unanimously recommends that the Company’s stockholders vote “FOR” Proposal No. 1, “FOR” Proposal No. 2, “FOR” Proposal No. 3, “FOR” Proposal No. 4 and “FOR” Proposal No. 5, if necessary.
Record Date; Outstanding Shares; Shares Entitled to Vote
The Board has fixed the close of business on April 17, 2024, as the Record Date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 53,306,291 shares of Common Stock outstanding and entitled to vote.
Holders of record of Common Stock as of the close of business on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/CURI2024.

Quorum and Vote Required
The presence, in person or by duly executed proxy, of stockholders representing one third (1/3) of all the votes entitled to be cast at the Annual Meeting will constitute a quorum. Shares are considered present “in person” if voted by the holder of those shares or by proxy during the virtual Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.
With respect to Proposal No. 1 (Election of Directors), each director must be elected by the affirmative vote of a plurality of the votes cast with respect to such director nominee by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present. Accordingly, the three director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such director nominees. Broker non-votes will have no effect on the election of the director nominees.
Approval of Proposal No. 2 (Reverse Stock Split) will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 2, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Abstentions will have no effect on the proposal.
Approval of Proposal No. 3 (Exculpation of Officers) will require the affirmative vote of a majority of the outstanding stock entitled to vote on the matter at the Annual Meeting, provided a quorum is present. With respect to Proposal No. 3, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Broker non-votes and abstentions will have the same effect as votes cast “AGAINST” the proposal.
Approval of Proposal No. 4 (Ratification of Appointment of Independent Registered Public Accounting Firm) will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 4, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Abstentions will have no effect on the vote for the proposal.
Approval of Proposal No. 5 (Adjournment) will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 5 and such other matters as may properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Broker non-votes and abstentions will have no effect on the vote for the proposal.
Voting; Proxies; Revocation
Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a duly executed proxy, but you do not provide voting instructions, your shares will be voted:

•	FOR the election of each of the director nominees named in Proposal No. 1;

•	FOR Proposal No. 2, the approval of a reverse stock split of the Company’s issued and outstanding shares of Common Stock, in the Board’s sole discretion, by a ratio ranging from 1-to-3 to 1-to-20;

•	FOR Proposal No. 3, the approval of the exculpation of officers of the Company to the fullest extent permitted by law;

•	FOR Proposal No. 4, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

•
FOR Proposal No. 5, the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or to approve Proposal No. 2 (Reverse Stock Split) or Proposal No. 3 (Exculpation of Officers); and

•	In the discretion of the proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have the discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors), Proposal No. 3 (Exculpation of Officers) and Proposal No. 5 (Adjournment) concern non-routine matters, while Proposal No. 2 (Reverse Stock Split) and Proposal No. 4 (Ratification of Appointment of Independent Registered Public Accounting Firm) are routine matters. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 3 and Proposal No. 5, which would result in a “broker non-vote,” but your broker, bank or other nominee may, in its discretion, vote your shares with respect to Proposal No. 2 and Proposal No. 4.
A record holder who executes a proxy may revoke it before or at the Annual Meeting by: (i) entering a new vote by Internet or telephone; (ii) attending the Annual Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our General Counsel a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel. If your shares of Common Stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.
Abstentions and Broker Non-Votes
Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included for the purpose of determining whether a quorum is present. Abstentions, withheld votes and broker non-votes do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 2 (Reverse Stock Split), Proposal No. 4 (Ratification of Appointment of Independent Registered Public Accounting Firm), Proposal No. 5 (Adjournment) or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
Proxy Solicitation Costs
We are soliciting proxies for the Annual Meeting from our stockholders. We have hired MacKenzie Partners, Inc. to assist in the proxy solicitation process. We will pay to MacKenzie Partners, Inc. a fee of $7,500, plus disbursements. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.
Business; Adjournments
We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or in the event of any adjournments or postponements of the Annual Meeting, then the proxy holders will vote in their discretion with respect to those matters.
If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned by the chairman of the meeting from time to time, until a quorum is present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS
In 2020, the Company (formerly named Software Acquisition Group, Inc., a special purpose acquisition company) completed a business combination with Curiosity Inc. (referred to as Legacy CuriosityStream herein), pursuant to which Software Acquisition Group, Inc. changed its name to CuriosityStream Inc. and Legacy CuriosityStream became a wholly owned subsidiary of CuriosityStream Inc. Unless the context requires otherwise, the “Company,” “CuriosityStream,” “we,” “our,” and “us” refers to the registrant, CuriosityStream Inc. and its subsidiaries, including Legacy CuriosityStream.
Why am I receiving these materials?
The Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Annual Meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. The Notice containing instructions on how to access the Proxy Statement and Annual Report online will be sent to the Company’s stockholders on or about April 25, 2024.
When and where is the Annual Meeting?
The Annual Meeting will be held on June 5, 2024, unless postponed or adjourned to a later date. The Company will hold the Annual Meeting virtually and believes that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. All stockholders of the Company as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.
What proposals will be voted on at the Annual Meeting?
The following proposals are scheduled to be voted on at the Annual Meeting:

•	The election of three Class I directors to hold office until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified;

•
The approval of an amendment to Section 4.1 of the Charter to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, in the Board’s sole discretion, by a ratio ranging from 1-to-3 to 1-to-20;

•	The approval of an amendment to Section 8.1 of the Charter to provide for the exculpation of officers of the Company to the fullest extent permitted by law;

•	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2024;

•	The approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or to approve Proposal No. 2 (Reverse Stock Split) or Proposal No. 3 (Exculpation of Officers); and

•	Any such other business that may properly come before the Annual Meeting or any adjournment thereof.
At the time this Proxy Statement was distributed, our management and Board were not aware of any other matters to be presented at the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:

•
FOR the election of each of the three directors nominated by the Board, and named in this Proxy Statement as Class I director, to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified;

•
FOR the approval of an amendment to Section 4.1 of the Charter to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, in the Board’s sole discretion, by a ratio ranging from 1-to-3 to 1-to-20;

•	FOR the approval of an amendment to Section 8.1 of the Charter to provide for the exculpation of officers of the Company to the fullest extent permitted by law;

•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and

•
FOR the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or to approve Proposal No. 2 (Reverse Stock Split) or Proposal No. 3 (Exculpation of Officers).

Who is entitled to vote at the Annual Meeting?
Holders of Common Stock as of the close of business on April 17, 2024, our Record Date, are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our Common Stock held as of the Record Date. As of the Record Date, there were 53,306,291 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.
What do I need to do now?
After carefully reading and considering the information in this Proxy Statement, please vote electronically via the Internet by visiting www.proxyvote.com or by telephone at 1-800-690-6903, or if your shares are held in “street name,” by following the instructions provided by your bank or broker. If you requested a paper copy of the proxy card, you may also choose to complete, date, sign and promptly mail the proxy card in the envelope provided, which requires no postage if mailed in the United States.
Do I have to do anything in advance if I plan to attend the Annual Meeting?
The Annual Meeting will be a virtual audio meeting of stockholders, which will be conducted via a live audio webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our Common Stock as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CURI2024. You also will be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card. The live audio webcast will begin promptly at 11:00 a.m. Eastern Standard Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Standard Time, and you should allow ample time for the check-in procedures.
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

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You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 11:59 p.m. Eastern Standard Time on June 4, 2024, to be counted.

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You may vote by telephone. To vote by telephone, dial 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Standard Time on June 4, 2024, to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

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You may vote by mail. To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than June 4, 2024. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

•	You may vote at the Annual Meeting. To vote at the meeting, follow the instructions at www.virtualshareholdermeeting.com/CURI2024 (have your Notice or proxy card in hand when you visit the website).
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel, by 11:59 p.m. Eastern Standard Time on June 4, 2024; or

•	during the Annual Meeting, by following the instruction at www.virtualshareholdermeeting.com/CURI2024.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

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FOR the election of each of the three directors nominated by the Board, and named in this Proxy Statement as Class I director, to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified (Proposal No. 1);

•	FOR the approval of a reverse stock split of the Company’s Common Stock, in the Board’s sole discretion, by a ratio ranging from 1-to-3 to 1-to-20 (Proposal No. 2);

•	FOR the approval of the exculpation of officers of the Company to the fullest extent permitted by law (Proposal No. 3);

•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal No. 4);

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FOR the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Annual Meeting or to approve Proposal No. 2 (Reverse Stock Split) or Proposal No. 3 (Exculpation of Officers) (Proposal No. 5); and

•	in the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have the discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors), Proposal No. 3 (Exculpation of Officers) and Proposal No. 5 (Adjournment) concern non-routine matters, while Proposal No. 2 (Reverse Stock Split) and Proposal No. 4 (Ratification of Appointment of Independent Registered Public Accounting Firm) are routine matters. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 3 or Proposal No. 5, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2 and Proposal No. 4. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present at the Annual Meeting. As a result, abstentions will be counted for the purpose of determining the presence or absence of a quorum.
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes are counted for purposes of calculating whether a quorum is present at the Annual Meeting.
Abstentions and broker non-votes are not deemed a vote cast “FOR” or “AGAINST” a given proposal, and therefore, are not included in the tabulation of the voting results and do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 2 (Reverse Stock Split), Proposal No. 4 (Ratification of Appointment of Independent Registered Public Accounting Firm), Proposal No. 5 (Adjournment) or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

What is the quorum requirement?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. The presence (including by proxy) of one third (1/3) of all issued and outstanding shares of our Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. As noted above, as of the Record Date, there were a total of 53,306,291 shares of Common Stock outstanding, which means that at least 17,768,764 shares of Common Stock must be represented at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.
How many votes are needed for approval of each proposal?

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Proposal No. 1: The election of Class I directors requires the affirmative vote of a plurality of the votes cast by the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved, provided a quorum is present. Accordingly, the three director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the director nominees.

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Proposal No. 2: The approval of an amendment to Section 4.1 of the Charter to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, in the Board’s sole discretion, by a ratio ranging from 1-to-3 to 1-to-20 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 2, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Abstentions will have no effect on the proposal.

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Proposal No. 3: The approval of an amendment to Section 8.1 of the Charter to provide for the exculpation of officers of the Company to the fullest extent permitted by law requires the affirmative vote of a majority of the outstanding stock entitled to vote on the matter at the Annual Meeting, provided a quorum is present. With respect to Proposal No. 3, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Broker non-votes and abstentions will have the same effect as votes cast “AGAINST” the proposal.

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Proposal No. 4: The ratification of the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 4, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Abstentions will have no effect on the vote for the proposal.

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Proposal No. 5: The approval of an adjournment of the Annual Meeting requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 5 and such other matters as may properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Broker non-votes and abstentions will have no effect on the vote for the proposal.

Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will count the votes and serve as the independent inspector of election.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We have hired MacKenzie Partners, Inc. to assist in the proxy solicitation process. We will pay to MacKenzie Partners, Inc. a fee of $7,500, plus disbursements. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding our Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for the telephone charges you may incur.
What should I do if I receive more than one set of voting materials?
Stockholders may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered under more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, we will deliver only one copy of the Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report to stockholders and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
CuriosityStream Inc.
Attention: Tia Cudahy, Chief Operating Officer and General Counsel
8484 Georgia Ave., Suite 700
Silver Spring, MD 20910
Email: tia.cudahy@curiositystream.com
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that will be filed within four business days of the Annual Meeting. If final voting results are not available to us at that time, we will file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 - ELECTION OF CLASS I DIRECTORS
There are currently eight (8) directors on our Board, classified into three classes, with three directors in Class I, two directors in Class II and three directors in Class III, as set forth in the table below.

Class I Term Expiring in 2024	Class II Term Expiring in 2025	Class III Term Expiring in 2026
Andrew Hendricks	John Hendricks	Matthew Blank
Patrick Keeley	Clint Stinchcomb	Jonathan Huberman
Elizabeth Saravia		Mike Nikzad
The terms of office of the Class I directors, Andrew Hendricks, Patrick Keeley and Elizabeth Saravia, will expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has approved the nomination of the Class I directors, Andrew Hendricks, Patrick Keeley and Elizabeth Saravia, for election at the Annual Meeting, each to serve for a term of three years expiring at our 2027 annual meeting of stockholders (or until such time as their respective successors are elected and qualified). Each nominee is currently a director of the Company and has consented to serve as a director, if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board.
Vote Required for Approval
Nominees for election to the Board shall be elected by a plurality of the votes cast with respect to such director by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” ALL OF THE CLASS I DIRECTOR NOMINEES.
Nominees For Election at the Annual Meeting
Information regarding our director nominees, including their qualifications and principal occupations, as well as the key experience and qualifications that led the Board to conclude each nominee should serve as a director, is provided below.
Andrew Hendricks serves as a member of our Board and has held such position since January 2021. Mr. Hendricks is currently Vice President of Hendricks Investment Holdings LLC (HIH) and is responsible for exploring venture investments in advanced media, digital technologies, and hospitality. Mr. Hendricks is also President and CEO of Experius VR, a company he founded in 2015 to develop virtual and augmented reality media experiences. Through his leadership of Experius VR, Mr. Hendricks pioneered the use of 360-video for television commercial development in 2016 for several brands in a variety of industries. With Mr. Hendricks’s guidance, Experius VR became a leader in hyper-realism and photogrammetric environments leading to the company’s advancements in Volumetric Video and Spacial Interactivity, leading to production of the highly-rated “Nefertari’s Tomb: Journey to Eternity” and “Tutankhamun: Enter the Tomb” experiences. “Tutankhamun: Enter the Tomb” premiered at the Saatchi Gallery in London as part of the King Tutankhamun Exhibit and subsequently won the Advanced Imaging Society’s Lumiere Award for Best VR Education/Museum Experience. Mr. Hendricks is also a partial owner of Experious I LLC, and the founder of Driven Experiences, a high-performance off-road driving school that works with automotive manufacturers providing advanced vehicle training, recovery, and safety. Mr. Hendricks attended the University of North Carolina, Chapel Hill.
Mr. Hendricks has extensive entrepreneurial experience in advanced media, including 360-video, augmented reality and immersive VR. For these reasons, we believe Mr. Hendricks is qualified to serve on our Board.
Patrick Keeley serves as a member of our Board and has held such position since November 2018. Since May 2008, Mr. Keeley has been the Senior Managing Director of Investment Banking at Stifel, Nicolaus & Company, Incorporated (“Stifel”), and since January 2017, Mr. Keeley has also served as Vice Chairman - Investment Banking of Stifel. Mr. Keeley served as the Co-Head of Investment Banking at Stifel from May 2008 to January 2017. Prior to joining Stifel, Mr. Keeley held various positions at Friedman, Billings & Ramsey, including Managing Director, Co-Head of Investment Banking and Executive Vice President. Prior to joining Friedman, Billings & Ramsey, Mr. Keeley was a partner at the law firm Fulbright & Jaworski, where Mr. Keeley worked from 1977 to

1997. Mr. Keeley holds a Bachelor of Arts degree in Business Administration from Georgetown University and a Juris Doctor degree from Fordham University. Mr. Keeley was originally appointed to our Board pursuant to an agreement between us and Stifel.
Mr. Keeley has extensive insight, experience and expertise in finance. For this reason, we believe Mr. Keeley is qualified to serve on our Board.
Elizabeth Saravia (formerly known as Elizabeth Hendricks) serves as a member of our Board and has held such position since October 2018. Prior to serving on our Board, Ms. Saravia served as President of Curiosity Studios, the in-house production function of the Company, from June 2018 to October 2018. Prior to serving as the President of Curiosity Studios, Ms. Saravia served as the company’s President and Chief Executive Officer from August 2013 to June 2018 and served as Vice President of Hendricks Investment Holdings, LLC from December 2012 to August 2013. Ms. Saravia currently serves as the president of Hendricks Factual Media. Since 2006, Ms. Saravia has served as Trustee of the John and Maureen Hendricks Charitable Foundation, a non-profit organization that has contributed over $35 million to a wide variety of causes, from basic social services to science research. Ms. Saravia holds a Bachelor of Arts degree in History from Princeton University.
As the executive responsible for taking Legacy CuriosityStream from incubation to launch, we believe Ms. Saravia is qualified to serve on our Board.
Directors and Executive Officers
Our current directors and management are listed below. Also set forth below are the biographies for all our current directors and executive officers other than the director nominees, which are set forth above.

Name	Age(1)	Position
John Hendricks	72	Chairman of the Board
Clint Stinchcomb	58	President and Chief Executive Officer, Director
Peter Westley	60	Chief Financial Officer and Treasurer
Tia Cudahy	60	Chief Operating Officer, General Counsel and Secretary
Matthew Blank	73	Director
Andrew Hendricks(2)	39	Director
Jonathan Huberman	58	Director
Patrick Keeley	75	Director
Mike Nikzad	60	Director
Elizabeth Saravia(2)	41	Director

(1)	Ages are as of March 31, 2024.

(2)	John Hendricks, the chairman of our Board, is the father of Andrew Hendricks and Elizabeth Saravia, two of our directors. Other than as discussed above, there are no family relationships between or among any of our directors or executive officers.
John Hendricks is the founder of Legacy CuriosityStream, served as the manager of Legacy CuriosityStream’s predecessor, CuriosityStream LLC, and has served as the Chairman of the board of directors of Legacy CuriosityStream since September 2018 and as Legacy CuriosityStream’s Chief Editorial Officer since October 2018. Prior to serving as the Chairman of the Board, Mr. Hendricks served as the chairman of Discovery Communications, the global media parent company of Discovery Channel, Animal Planet, TLC and Science, among many other television networks and ancillary businesses and brands, from inception to May 2014. Mr. Hendricks launched Discovery Channel in 1985 as the first cable network in the United States designed to provide high-quality documentary programming enabling people to explore their world and satisfy their curiosity. Mr. Hendricks holds a Bachelor of Arts degree in History and an Honorary Doctorate from the University of Alabama, Huntsville.
Mr. Hendricks has considerable knowledge of our industry and key industry relationships, along with access to capital and esteemed content creators and distributors. For these reasons, we believe Mr. Hendricks is qualified to serve on our Board.

Clint Stinchcomb is the President and Chief Executive Officer of the Company and has served in this role since June 2018. Mr. Stinchcomb also serves as a member of our Board and has held such position since October 2018. Prior to serving as the President and Chief Executive Officer, Mr. Stinchcomb served as Legacy CuriosityStream’s Chief Distribution Officer from May 2017 to June 2018, and as the Chief Executive Officer and co-founder of Poker Central from March 2014 to October 2016. Mr. Stinchcomb has also served as the Founder and Managing Partner of Worldwide Media Group since September 2009. Prior to February 2009, Mr. Stinchcomb served as the Executive Vice President and General Manager of Discovery Communications’ Emerging Television Networks and as the Senior Vice President of Discovery’s New Media Operations and HDTV. Mr. Stinchcomb holds a Bachelor of Arts degree in History from Dartmouth College.
Mr. Stinchcomb has over 25 years of traditional and digital media experience and has played a critical role in the launches and successful growth of several television networks, content franchises and enthusiast brands. For these reasons, we believe Mr. Stinchcomb is qualified to serve on our Board.
Peter Westley has served as the Company’s Chief Financial Officer since May 2022. Prior to joining the Company, Mr. Westley was employed as Partner and Managing Partner at the investment firm, Blum Capital Partners, L.P., from July 2012 until March 2022. Blum Capital is not a parent, subsidiary or Affiliate of the Company. Mr. Westley was a board member of Avid Technology, Inc. from January 2016 until November 2023 and served as Board Chair from May 2018 until May 2022. Avid Technology is not a parent, subsidiary, or Affiliate of the Company. Mr. Westley holds a Bachelor of Arts degree in Government from Dartmouth College and an M.B.A. from the Stanford Graduate School of Business.
Tia Cudahy is the Chief Operating Officer, General Counsel and Secretary of the Company and has served as the Chief Operating Officer of Legacy CuriosityStream from October 2013 through January 2016 and again since June 2018 to the present, and as the General Counsel from inception through May 2015 and again since May 2017 to the present. Ms. Cudahy worked previously for National Public Radio and as a Deputy General Counsel for Discovery Communications. Ms. Cudahy served as the Chief Strategy Officer from January 2016 to June 2018, and as Executive Vice President from inception to October 2013. Previously, Ms. Cudahy sat on the Board of Directors of ISCA Inc, an agricultural biotech company focused on environmentally friendly methods of pest control, and she also sits on the Board of Directors of the Patrick & Anna M. Cudahy Fund, a not-for-profit foundation. Ms. Cudahy holds a Bachelor of Arts degree from Amherst College and a Juris Doctor degree from The University of Chicago Law School.
Matthew Blank serves as a member of our Board and has held such position since August 2020. He currently serves, since December 2022 through present, as a Senior Advisor at Raine Group, where he previously served as a Senior Advisor from September 2021 through September 2022. Mr. Blank served as Interim CEO of AMC Networks from September 2021 through September 2022. He also recently served, from January 1, 2018, to December 31, 2018, as an advisor to Showtime Networks Inc. (“Showtime”), a subsidiary of CBS Corporation (NYSE: CBS). Prior to that, in 2016 and 2017, he served as Chairman of Showtime, and from 1995 through 2015, he served as Chief Executive Officer of Showtime. From 1993 to 1995 he was President and Chief Operating Officer of Showtime and from 1988 to 1992 he served as Executive Vice President of Marketing, Creative Services, and Public Affairs. Prior to his service at Showtime, Mr. Blank served for over 12 years in various roles at Home Box Office, Inc., a premium television network, leaving HBO as its Senior Vice President of Consumer Marketing. Mr. Blank served on the board of directors of Geeknet, Inc. from 2010 to 2015. Mr. Blank served on the board of the National Cable Television Association from 1994 to 2017 and as a member of the board of directors of Madison Square Garden Entertainment Corp. (NYSE: MSGE) from November 2019 to September 2021. He also served as a member of the board of directors of the Cable Center until December 2022. Since October 2022, Mr. Blank has served as a member of the board of directors of AMC Networks and also currently serves as a member of the board of directors of Cumulus Media Inc. (NASDAQ: CMLS), The Harlem Children’s Zone, The Manhattan Theater Club, and The Creative Coalition.
Mr. Blank has extensive corporate management experience in the media industry, as evidenced by his senior management positions at Showtime and HBO, which enables him to offer management and operational insight into a number of functional areas critical to the Company and allows him to bring a unique perspective to his service on our Board. For these reasons, we believe Mr. Blank is qualified to serve on our Board.
Jonathan Huberman serves as a member of our Board and has held such position since October 2020. He is one of two Sponsor Directors (defined below) serving the Board pursuant to the Investor Rights Agreement (defined below). Mr. Huberman served as SAQN’s Chairman, Chief Executive Officer and Chief Financial Officer from its inception until October 2020. He has over 25 years of high-tech business leadership experience. From 2017 to 2019 Mr. Huberman was Chief Executive Officer of Ooyala Global Inc. (“Ooyala”), a provider of media workflow automation, delivery and monetization solutions, which he and Mike Nikzad, SAQN’s Vice President of Acquisitions and a director of SAQN from November 2019 until October 2020, acquired from Telstra in 2018. Together with Mr. Nikzad, Mr. Huberman turned around an underperforming company and sold Ooyala’s three core business units to Invidi Technologies, Brightcove (NASDAQ: BCOV) and Dalet (EPA: DLT), major players in the same sector. Previously, Mr. Huberman served as the Chief Executive Officer of Syncplicity, a SaaS enterprise data management company, which he sourced and acquired from EMC and engineered an exit to Axway (EPA: AXW). Prior to this, from 2013 to 2015, Mr. Huberman was the Chief Executive

Officer of Tiburon, an enterprise software company serving the public safety sector which he sold to Tritech Systems, and before that he was the Chief Executive Officer at Iomega Corporation (NYSE: IOM), a consumer and distributed enterprise storage solutions provider. After Iomega was acquired by EMC Corporation in 2008, Mr. Huberman served as President of the Consumer and Small Business Division of EMC. In addition to his experience leading turnarounds and exits at five technology companies, Mr. Huberman spent nine years as an investor for the Bass Family interests where he led investments in private and public companies. He also had senior roles leading the operations of the technology investments of the Gores Group and Skyview Capital. In the last five years he has served and continues to serve as a director of Aculon, Inc., a privately held provider of easy-to-apply nanotech surface-modification technologies, as well as Venture Corporation Limited (SGX: V03), a high-tech design and manufacture firm based in Singapore, and Otonomo Inc., a global vehicle data platform based in Israel. He has also served as CEO of Nogin since August 2022. Mr. Huberman holds a Bachelor of Arts in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania.
Mr. Huberman has extensive operational, management and investment experience in the software and technology industries. For these reasons, we believe Mr. Huberman is qualified to serve on our Board.
Mike Nikzad serves as a member of our Board and has held such position since October 2020. He is one of two Sponsor Directors serving the Board pursuant to the Investor Rights Agreement. Mr. Nikzad served as SAQN’s Vice President of Acquisitions since inception and as one of SAQN’s directors from its inception until October 2020. He has since held the same role with Software Acquisition Group II, a special purpose acquisition company which merged with Otonomo (NASDAQ: OTMO) in October of 2021. He held the same roles with Software Acquisition Group III which merged with Nogin in August 2022. He has over two decades of business leadership experience in software, technology and consumer electronics companies, where he has worked on numerous corporate turnarounds and exits. Mr. Nikzad was President and Chief Operating Officer at Ooyala, a media workflow automation, AdTech and online video delivery technology company, from 2017 until its sale in 2019. Prior to Ooyala, in the last five years Mr. Nikzad has held C-suite positions and led company operations at Syncplicity, a SaaS enterprise data management company and NewNet Communication Technologies, a leading telecommunications and secure payment solutions, as well as serving as an Operating Partner at SilverStream Capital. Prior to this, he also held management and executive positions in EMC Corp’s (NYSE: EMC) Consumer and Small Business division and at Iomega Corporation, a consumer and distributed enterprise storage solutions provider. Mr. Nikzad has a Bachelor of Science degree in Mechanical Engineering from Utah State University and has completed the Stanford GSB Strategic Marketing Management Program.
Mr. Nikzad has extensive operational and management experience in the software and telecommunications industries. For these reasons, we believe Mr. Nikzad is qualified to serve on our Board.

PROPOSAL NO. 2 - APPROVAL OF REVERSE STOCK SPLIT
Subject to stockholder approval required under the Charter, the Board has approved the amendment of Section 4.1 of the Charter to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, in the Board’s sole discretion, by a ratio ranging from 1-to-3 to 1-to-20. At the Annual Meeting, stockholders are asked to approve the foregoing amendment, with the final ratio to be selected by the Board, in the form attached hereto as Appendix A to this Proxy Statement (the “Reverse Stock Split Amendment”). A vote “FOR” Proposal No. 2 will constitute approval of the amendment and will grant the Board the authority to determine whether to implement the reverse stock split and to select the ratio thereto out of the range approved by the Company’s stockholders. Upon the effectiveness of the reverse stock split (the “split effective time”), the issued and outstanding shares of Common Stock immediately prior to the split effective time will be reclassified into a smaller number of shares based on the ratio selected by the Board. The final decision of whether to proceed with the Reverse Stock Split and the split effective time of the Reverse Stock Split will be determined by the Board, in its sole discretion.
If the stockholders approve the Reverse Stock Split Amendment, and the Board decides to implement it, the Reverse Stock Split will become effective as of the split effective time, which will be specified in the Reverse Stock Split Amendment. If the Board does not decide to implement the Reverse Stock Split by the date of the 2025 annual meeting of stockholders, the authority granted in this Proposal No. 2 to implement the Reverse Stock Split will terminate.
Criteria Used for Proceeding with Reverse Stock Split
If our stockholders approve the Reverse Stock Split Amendment, the Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-to-3 to 1-to-20 range, would be determined by the Board, in its sole discretion, and publicly announced by us prior to the split effective time. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, the Board will consider, among other things, factors such as:
•the historical trading prices and trading volume of our Common Stock;
•the number of shares of our Common Stock outstanding;
•the then-prevailing and expected trading prices and trading volume of our Common Stock and anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;
•Nasdaq’s continued listing standards; and
•prevailing general market and economic conditions.
Reasons for Reverse Stock Split
If our stockholders approve the Reverse Stock Split Amendment, the Board will be authorized to proceed with the Reverse Stock Split. The primary objective for effecting the Reverse Stock Split, should the Board choose to effect such, would be to increase the per share price of our Common Stock. The Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split would, among other things, help us to appeal to a broader range of investors to generate greater investor interest in the Company and improve the perception of our Common Stock as an investment security.
Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company
An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients, and trading volatility is often associated with low-priced stocks. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity. Many institutional investors have internal practices or policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms typically do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The Board believes that the anticipated higher market price resulting from the Reverse Stock Split may enable investors and brokerage firms with policies and practices such as those described above to invest in our Common Stock.

Nasdaq Continued Listing Rules
Pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), as a requirement for continued listing on the Nasdaq Capital Market, the bid price for our Common Stock may not close below $1.00 per share for thirty (30) consecutive business days. As previously reported, on September 19, 2023, the Company received written notice from the Nasdaq Stock Market, LLC (“Nasdaq”) indicating that the Company was not in compliance with the Bid Price Rule. On March 19, 2024, the Company received written notification from the Listing Qualifications Department of Nasdaq, granting the Company’s request for a 180-day extension to regain compliance with the Bid Price Rule. On April 19, 2024, the Company received a letter from the Listing Qualifications Department of Nasdaq notifying the Company that it had determined that for the last 10 consecutive business days, from April 5, 2024 to April 18, 2024, the closing bid price of our Common Stock had been at $1.00 per share or greater and that, accordingly, the Company had regained compliance with the Bid Price Rule and that the matter was now closed.
Given the volatility in the equity capital markets and the fact that our Common Stock has at times in the past year traded near the $1.00 minimum share price requirement, the Board believes it is in our stockholders’ best interest for the Company to be able to effect a Reverse Stock Split as one potential mechanism to address any potential future compliance requirements with the Bid Price Rule.
The Board reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder approval, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.
Principal Effects of the Reverse Stock Split
Effect on Proportionate Ownership. The Reverse Stock Split will be effected simultaneously for all outstanding shares of Common Stock. The Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of the Company’s stockholders owning a fractional share, since any resulting fractional share will be rounded up to a whole share. Shares of Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.
Effect on Outstanding Stock Option issued under Equity Incentive Plans and Warrants. In addition, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding stock options, warrants and other convertible or exchangeable securities entitling the holders thereof to purchase, exchange for, or convert into, shares of Common Stock, which will result in (i) approximately the same aggregate price being required to be paid for such stock options and warrants upon exercise; and (ii) approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding sentence will be reduced proportionately.
Effect on Voting Rights. Proportionate voting rights of the holders of the Company’s common stock will not be affected by the reverse stock split, regardless of the reverse stock split ratio selected by the Board, except to the extent that the reverse stock split results in any of the Company’s stockholders owning a fractional share, since any resulting fractional share will be rounded up to a whole share. For example, a holder of 1.0% of the voting power of the outstanding shares of the Company’s common stock immediately prior to the effective time of the reverse stock split would continue to hold 1.0% of the voting power of the outstanding shares of common stock after the reverse stock split, regardless of the reverse stock split ratio selected by the Board, subject to the de minimis effect of any fractional share being rounded up to a whole share.
Assuming Reverse Stock Split ratios of 1-to-3, 1-to-10, and 1-to-20, the following table sets forth (i) the number of shares of our Common Stock that would be issued and outstanding and (ii) the number of shares of our Common Stock that would be reserved for issuance pursuant to outstanding warrants, preferred stock, options, and restricted stock units and under our equity incentive plan, each giving effect to the Reverse Stock Split and based on securities outstanding as of April 12, 2024.

		Reverse Stock Split Ratio of:
	Number of Shares before Reverse Stock Split	1-to-3	1-to-10	1-to-20
Number of Shares of Common Stock Issued and Outstanding	53,306,291	17,768,763	5,330,629	2,665,314
Number of Shares of Common Stock Reserved for Issuance	14,283,611	4,761,203	1,428,361	714,180

If this Proposal No. 2 is approved and our Board of Directors elects to effect the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the split chosen by our Board of Directors.
Additionally, if this Proposal No. 2 is approved and our Board of Directors elects to effect the Reverse Stock Split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by our Board of Directors.
After the split effective time, the Common Stock will have a new CUSIP number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.
After the split effective time, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “CURI”.
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 2, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.
Certain Risks Associated with the Reverse Stock Split
The principal risks associated with effecting the Reverse Stock Split include, but are not limited to, the following:
•If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. We expect that the market price of the Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.
•Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, would result in the intended benefits described above, that the per share trading price of our Common Stock would result in a sustained increase following the Reverse Stock Split or that the per share trading price of our Common Stock would not decrease in the future.
•There can be no assurance that the market price per share of the Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of the Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of the Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.
•Because the number of issued and outstanding shares of Common Stock would decrease as result of the Reverse Stock Split, the number of authorized but unissued shares of Common Stock will increase on a relative basis. If the Company issues additional shares of Common Stock, then the ownership interest of the Company’s current stockholders would be diluted, possibly substantially.
•The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company.
•The Reverse Stock Split may result in some stockholders owning “odd lots” of less than one hundred (100) shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares is likely to improve the trading price of the Common Stock and if the implementation of the Reverse Stock Split is determined by the Board to be in the best interests of the Company and its stockholders.
Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates
The Reverse Stock Split Amendment is attached hereto as Appendix A to this Proxy Statement. If the Company’s stockholders approve the Reverse Stock Split and if its Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company, the Board will determine and fix the Reverse Stock Split ratio out of the range approved by the Company’s stockholders and the split effective time. The Board may delay effecting, or choose not to pursue, the Reverse Stock Split in its discretion without resoliciting stockholder approval.
Beneficial Owners of Book Entry Shares of Common Stock. Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.
Registered Holders of Book Entry Shares of Common Stock. Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company. These stockholders do not hold physical stock certificates evidencing their ownership of our Common Stock. However, they are provided with a statement reflecting the number of shares of our Common Stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our Common Stock held following the Reverse Stock Split.
Registered Holders of Certificated Shares of Common Stock. Stockholders of record at the time of the Reverse Stock Split who hold shares of Common Stock in certificated form will be sent a transmittal letter by the Company’s transfer agent, Continental Stock Transfer & Trust Company, after the split effective time that will contain the necessary materials and instructions on how stockholders should surrender their certificates, if any, representing shares of our Common Stock to the transfer agent.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the transfer agent of certificates representing such shares, to be issued such additional fraction of a share as is necessary to increase the fractional share to a full share.
No Appraisal Rights
Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.
Accounting Matters
The Reverse Stock Split will not affect the par value of a share of the Common Stock. As a result, as of the split effective time, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.
Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the proposals being submitted to the Company’s stockholders for their consideration at the Annual Meeting, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders of Common Stock. For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common shares that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States; (ii) a corporation, or entity treated as a corporation for U.S. federal income tax purposes, organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes; or (iv) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source. The following summary is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Department of the Treasury regulations promulgated thereunder (the “Regulations”) and judicial and administrative authorities, rulings and decisions, all as in effect as of the date of this proxy statement. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this summary. This summary is not a complete description of all of the tax consequences of the Reverse Stock Split and, in particular, does not address any tax consequences arising under the laws of any U.S. state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to the income tax.
The following discussion applies only to U.S. holders of the Company’s Common Stock who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. holders in light of their particular circumstances and does not apply to U.S. holders subject to special treatment under the U.S. federal income tax laws (e.g., dealers or brokers in securities, commodities or foreign currencies; traders in securities that elect to apply a mark-to-market method of accounting; banks and certain other financial institutions; insurance companies; mutual funds; tax-exempt organizations; holders subject to the alternative minimum tax provisions of the Code; partnerships, S corporations or other pass-through entities, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, or investors in any of the foregoing; holders whose functional currency is not the U.S. dollar; holders of CuriosityStream equity awards, including CuriosityStream restricted stock, options, stock appreciation rights, and other forms of compensation; holders who hold Common Stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment; holders who acquire Common Stock pursuant to the exercise of employee stock options, through a tax qualified retirement plan or otherwise as compensation; and holders who actually or constructively own more than 5% of the Common Stock).
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. Any entity treated as a partnership for U.S. federal income tax purposes that holds Common Stock, and any partners in such partnership, should consult their own independent tax advisors regarding the tax consequences of the Reverse Stock Split to them under their specific circumstances. Determining the actual tax consequences of the Reverse Stock Split to you may be complex and will depend on your specific situation and on factors that are not within the parties’ control. You should consult your own independent tax advisor as to the specific tax consequences of the Reverse Stock Split in your particular circumstances, including the applicability and effect of the alternative minimum tax and any U.S. state, local, non-U.S. and other tax laws and of changes in those laws.
Consequences of the Reverse Stock Split Generally to U.S. Holders of CuriosityStream Shares
The Reverse Stock Split should constitute a tax-free “recapitalization” for U.S. federal income tax purposes. Accordingly, a U.S. holder generally should not recognize gain or loss upon the Reverse Stock Split, except for those U.S. holders that receive a whole share of Common Stock in lieu of a fractional share, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of Common Stock surrendered (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. The Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
The treatment of fractional shares of Common Stock being rounded up to the next whole share is uncertain. A U.S. holder that receives a whole share of Common Stock in lieu of a fractional share of Common Stock may recognize income, which may be characterized as either capital gain or as a dividend to the extent of the portion of our accumulated earnings and profits attributable to the rounded share, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. holder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of receiving a whole share in lieu of a fractional share.
Vote Required For Approval
To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions will have no effect on this proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.
Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, TO AMEND THE COMPANY CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, IN THE BOARD’S SOLE DISCRETION, BY A RATIO RANGING FROM 1-TO-3 TO 1-TO-20.

PROPOSAL NO. 3 - EXCULPATION OF OFFICERS
Subject to stockholder approval required under the Charter, the Board has approved the amendment of Section 8.1 of the Charter to provide for the exculpation of officers of the Company to the fullest extent permitted by law. At the Annual Meeting, stockholders are asked to approve the foregoing amendment in the form attached hereto as Appendix B to this Proxy Statement (the “Officer Exculpation Amendment”). A vote “FOR” Proposal No. 3 will constitute approval of the amendment. If adopted by the Company’s stockholders, the Officer Exculpation Amendment would become effective upon the filing of that document with the Secretary of State of the State of Delaware.
Limiting the Liability of Certain Officers as Permitted by Delaware Law
Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of Delaware (as the same exists or may hereafter be amended, the “DGCL”) was amended to permit Delaware corporations to include in their certificates of incorporation limitations of monetary liability for certain officers. Pursuant to and consistent with Section 102(b)(7) of the DGCL, Section 8.1 of the Certificate already eliminates the monetary liability of directors for breaches of the duty of care to the extent permitted by the DGCL. Accordingly, the Officer Exculpation Amendment would amend Section 8.1 of the Charter to provide for the elimination of monetary liability of officers of the Company in certain limited circumstances, in accordance with the DGCL and as set forth in the Officer Exculpation Amendment. If the Officer Exculpation Amendment is adopted, the following officers would be newly exculpated under the DGCL, as applicable: (i) the Company’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) officers identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers of the Company; and (iii) officers who have, by written agreement with the Company, consented to be identified as an officer for the purpose of accepting service of process.
Consistent with Section 102(b)(7) of the DGCL, as currently in effect, the Officer Exculpation Amendment would only permit limiting the liability of such officers for direct claims relating to breaches of the fiduciary duty of care. Like the provision limiting the liability of directors, the Officer Exculpation Amendment does not permit the elimination of liability of officers for:
•Any breach of the duty of loyalty to the Company or its stockholders;
•Any acts or omissions not in good faith or which involve knowing or intentional violations of law, unlawful payments of dividends, unlawful stock purchases or unlawful redemptions;
•Any transaction from which the officer derived an improper personal benefit; or
•Any action by or in the right of the corporation.
In addition, the Officer Exculpation Amendment also provides that if at any time following the effectiveness of the Officer Exculpation Amendment, the DGCL is amended to permit any further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Company shall automatically be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. The Officer Exculpation Amendment also simplifies the existing exculpation provision related to directors set forth in Section 8.1 by referring to the DGCL instead of specifying each instance wherein exculpation for directors is currently not permissible under the DGCL. However, the changes pursuant to the Officer Exculpation Amendment do not have the effect of altering the scope of the current exculpation protections available to the directors in respect of any act or omission occurring prior to the effectiveness of the Officer Exculpation Amendment, if adopted by stockholders.
The Board strongly believes that it is important to extend exculpation protection to officers, to the fullest extent permitted by DGCL, in light of the following expected benefits:
•An enhanced ability to attract and retain talented officers, who otherwise might be deterred from serving due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit;
•The potential to discourage frivolous lawsuits, which present barriers to our ability to accomplish our business objectives by diverting management’s attention and wasting corporate resources;
•Potentially decreasing the cost of directors’ and officers’ insurance and similar expenses in the future, as the costs of the lawsuits described above are often borne by the Company, either directly, through indemnification, or indirectly, through directors’ and officers’ insurance; and

•Better aligning the protections available to the Company’s officers and directors would empower the Company’s officers to exercise their business judgment in furtherance of stockholder interests without giving weight to the risk of personal liability.
If the Company’s stockholders approve the Officer Exculpation Amendment, taking into account the narrow class and type of claims for which officers would be exculpated in accordance with the DGCL, the Board believes that the benefits that would accrue to the Company and its stockholders would enhance the Company’s ability to attract and retain talented officers and potentially reduce future litigation costs associated with frivolous lawsuits. We are not proposing the Officer Exculpation Amendment in anticipation of any specific litigation confronting the Company. Accordingly, the Board believes that the Officer Exculpation Amendment is in the best interests of the Company and its stockholders.
Procedure for Effecting Officer Exculpation
The Officer Exculpation Amendment is attached hereto as Appendix B to this Proxy Statement. If the Company’s stockholders approve this proposal, we will file the Officer Exculpation Amendment with the Secretary of State of the State of Delaware, upon which filing the Company’s officers will receive the protections from liability afforded by the Officer Exculpation Amendment. If the Officer Exculpation Amendment is adopted, it will not eliminate or limit the liability of an officer for any act or omission occurring prior to the date on which it becomes effective. The Board reserves the right to abandon or delay the Officer Exculpation Amendment in its discretion without resoliciting stockholder approval.
This Proposal No. 3 (Exculpation of Officers) is separate and independent from Proposal No. 2 (Reverse Stock Split). If both proposals are approved, and if at such time the Board still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, we will combine the proposed changes in Appendix A and Appendix B into one consolidated amendment to our Charter.
Vote Required For Approval
To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the outstanding stock entitled to vote on this matter, provided a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Broker non-votes and abstentions will have the same effect as votes cast “AGAINST” this proposal.
Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3, TO AMEND THE COMPANY CHARTER TO PROVIDE FOR THE EXCULPATION OF OFFICERS TO THE FULLEST EXTENT PERMITTED BY LAW.

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Subject to stockholder ratification, the Audit Committee of the Board has appointed the firm of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2024. Although ratification is not required by law, our Board believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Grant Thornton is expected to participate in the Annual Meeting, and this representative will be provided with an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders, if any.
Ernst & Young LLP (“EY”) served as our independent registered public accounting firm from 2019 until March 2024. On March 27, 2024, EY informed the Company that it has declined to stand for re-election as the Company’s registered public accounting firm for the audit of the fiscal year ended December 31, 2024. EY’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023, and 2022, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2023, and 2022, and the subsequent interim period through March 27, 2024, there were: (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to them in its reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. In addition, during the fiscal years ended December 31, 2023, and 2022, and the subsequent interim period through March 27, 2024, neither the Company nor anyone on its behalf consulted Grant Thornton regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Vote Required for Approval
The affirmative vote of a majority of the votes cast by the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thornton as the Company’s independent registered public accounting firm. Abstentions will have no effect on the vote for this proposal.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4,
TO RATIFY THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Fees Paid to Independent Registered Public Accounting Firm
The following table provides information regarding the fees paid to EY during the fiscal years ended December 31, 2023, and 2022:

	Fiscal Year Ended December 31,	Fiscal Year Ended December 31,
	2023	2022
Audit fees(1)	$1,062,000	$1,046,000
Audit related fees(2)	—	—
Tax fees(3)	305,449	412,575
All other fees(4)	—	5,020
Total fees	$1,367,449	$1,463,595

(1)
Audit Fees. Audit fees consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements, reviews of interim financial information and services that only the Company’s independent registered public accounting firm can reasonably provide, such as services associated with SEC registration statements or other documents issued in connection with securities offerings (including consents and comfort letters).

(2)	Audit-Related Fees. Audit-related fees include fees associated with due diligence services related to acquisitions and attestation services not required by statute or regulation.

(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)
All Other Fees. All other fees consist of fees billed for products and services provided by EY other than those disclosed above, which relate to subscription fees paid for access to online accounting research software applications.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors and, pursuant to the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to the Company by EY during fiscal year 2023 were pre-approved by the Audit Committee.

PROPOSAL NO. 5 - ADJOURNMENT
Overview
Proposal No. 5 (Adjournment) asks stockholders to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting, to approve Proposal No. 2 (Reverse Stock Split) or Proposal No. 3 (Exculpation of Officers).
Consequences if the Adjournment Proposal is Not Approved
If Proposal No. 5 (Adjournment) is not approved by the stockholders, the Board may not be able to adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting, to approve Proposal No. 2 (Reverse Stock Split) or Proposal No. 3 (Exculpation of Officers).
Vote Required For Approval
To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the votes cast by the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Broker non-votes and abstentions will have no effect on the vote for this proposal.
Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 5,
TO APPROVE AN ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTES AT THE TIME OF THE ANNUAL MEETING, THERE ARE INSUFFICIENT SHARES OF OUR CAPITAL STOCK REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM NECESSARY TO CONDUCT BUSINESS AT THE ANNUAL MEETING OR AT THE TIME OF THE ANNUAL MEETING, TO APPROVE
PROPOSAL NO. 2 OR PROPOSAL NO. 3.

CORPORATE GOVERNANCE AND BOARD MATTERS
Our business affairs are managed under the direction of our Board. Our Board consists of eight (8) directors. The number of directors is fixed by our Board, subject to the terms of our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (our “Bylaws”). When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience, as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Our Board is classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. As Class I directors, each of Andrew Hendricks, Patrick Keeley and Elizabeth Saravia will serve until this 2024 annual meeting; as Class II directors, each of John Hendricks and Clint Stinchcomb will serve until our 2025 annual meeting, and as Class III directors, each of Matthew Blank, Jonathan Huberman and Mike Nikzad will serve until our 2026 Annual Meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.
Concurrently with the closing of its business combination in 2020, the Company entered into an Investor Rights Agreement with Legacy CuriosityStream, Software Acquisition Holdings LLC, a Delaware limited liability company and the Company’s former sponsor (the “Sponsor”), HFM and officers and directors of Legacy CuriosityStream. Under the Investor Rights Agreement, the Company agreed to nominate two individuals designated by the Sponsor for election as members of the Board (each a “Sponsor Director”) if, at such time, the Board does not contain a Sponsor Director and the Sponsor and its affiliates (the “Sponsor Entities”) together continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination. Further, under the Investor Rights Agreement, HFM and the officers and directors of Legacy CuriosityStream must vote in favor of, or otherwise consent to, the election or appointment of a Sponsor Director at any meeting of the stockholders under the terms set forth above. If the Sponsor does not elect to nominate two Sponsor Directors, the Company must permit the Sponsor to select one non-voting observer to participate in any Board meeting (including any committee thereof), for so long as the Sponsor Entities continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination. Once the Sponsor Entities collectively own less than 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination, these board designation rights terminate; provided, however that the Company may not take any action to remove or replace any Sponsor Director from the Board until the normally scheduled expiration of such Sponsor Director’s term. Jonathan Huberman and Mike Nikzad were both originally nominated and appointed to the Board in connection with the Investor Rights Agreement.
In the case of a vacancy on the Board created by the death, disability, disqualification, removal or resignation of a Sponsor Director, the Company must notify the Sponsor of such vacancy and nominate an individual timely designated by the Sponsor for election to fill the vacancy, provided that such nomination would not constitute a breach of the Board’s fiduciary duties or applicable law.
Director Independence
Pursuant to the listing standards of The Nasdaq Capital Market (“NASDAQ”), we are required to have a board of directors comprised of a majority of independent directors. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has determined that each of Matthew Blank, Andrew Hendricks, John Hendricks, Jonathan Huberman, Patrick Keeley, Mike Nikzad and Elizabeth Saravia is independent within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules. In making that determination, the Board considered (i) John Hendricks’ interest in the Company, (ii) the family relationships between John Hendricks, Andrew Hendricks and Elizabeth Saravia, (iii) Jonathan Huberman’s, Mike Nikzad’s and Elizabeth Saravia’s past employment with Software Acquisition Group, Inc. (“SAQN”) and Legacy CuriosityStream, respectively, (iv) Patrick Keeley’s employment with Stifel, and (v) Andrew Hendricks’ ownership of Experius LLC. In addition, we are subject to the rules of the SEC and the NASDAQ relating to the membership, qualifications, and operations of the Audit Committee, as discussed below.
Board Leadership Structure and Role in Risk Oversight
Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chair of the Board roles is driven by our needs at any point in time. As a result, no policy exists requiring combination or separation of these leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for us at any given time.

Our Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility both directly and through its committees. Our Board also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, is primarily responsible for managing the risks associated with the operation and business of the Company. Our president and chief executive officer and other executive officers will regularly report to the non-executive directors and the Audit, Compensation and Nominating and Corporate Governance Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. Our Board committees also consider risk as they perform their respective committee responsibilities and report to the Board as appropriate, including when a matter rises to the level of a material or enterprise risk. We believe that the leadership structure of our Board provides appropriate risk oversight of our activities.
Board Diversity
The following tables set forth the diversity of our Board:

Board Diversity Matrix (as of April 15, 2024)
Total Number of Directors	8
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4	—	3
Part II: Demographic Background
White	1	4	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	3

Board Diversity Matrix (as of April 14, 2023)
Total Number of Directors	8
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4	—	3
Part II: Demographic Background
White	1	4	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	3
Meetings and Committees of the Board
Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. The standing committees of our Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board may from time to time establish other committees.
The Board met nine times during the fiscal year ended December 31, 2023. The Audit Committee met four times during the fiscal year ended December 31, 2023. The Compensation Committee met two times during the fiscal year ended December 31, 2023. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2023. We expect our directors to attend all board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No director attended less than 75 percent of the total number of meetings of the Board and the Board committees of which the director was a member during 2023. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend. Each of our directors attended last year’s annual meeting of stockholders.
Audit Committee
Our Audit Committee consists of Jonathan Huberman, who serves as the committee’s chairperson, Patrick Keeley and Mike Nikzad. Each member of the Audit Committee qualifies as an independent director under the NASDAQ corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act. Each member of the Audit Committee qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NASDAQ.
The purpose of the Audit Committee is to prepare the audit committee reports required by the SEC to be included in our proxy statements and to assist our Board in overseeing and monitoring (1) the quality and integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the appointment, retention, compensation and performance of our independent registered public accounting firm.
The written charter for the Audit Committee is available on our website at https://investors.curiositystream.com/.
Compensation Committee
Our Compensation Committee consists of Patrick Keeley, who serves as the committee’s chairperson, Andrew Hendricks, Jonathan Huberman and Elizabeth Saravia. Each member of the Compensation Committee qualifies as an independent director under the NASDAQ corporate governance standards.

The purpose of the Compensation Committee is to assist our Board in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee reports required to be included in our proxy statements under the rules and regulations of the SEC once we are no longer considered a smaller reporting company for SEC reporting purposes.
The written charter for the Compensation Committee is available on our website at https://investors.curiositystream.com/.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Matthew Blank, who serves as the committee’s chairperson, Andrew Hendricks, Mike Nikzad and Elizabeth Saravia. Pursuant to NASDAQ listing standards, we are required to have a nominating and corporate governance committee composed entirely of independent directors. Each member of the Nominating and Corporate Governance Committee qualifies as an independent director under the NASDAQ corporate governance standards.
The purpose of our Nominating and Corporate Governance Committee is to assist our Board in discharging its responsibilities relating to (1) identifying individuals qualified to become new Board members, consistent with criteria approved by the Board, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (3) identifying Board members qualified to fill vacancies on any Board committee and recommending that the Board appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the Board corporate governance principles applicable to us, (5) overseeing the evaluation of the Board and management and (6) handling such other matters that are specifically delegated to the committee by the Board from time to time. One of the criteria for selecting director nominees is diversity. In considering diversity, the Nominating and Corporate Governance Committee may consider such factors as differences of viewpoint, professional experience, international experience, education, skill, and other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, and national origin.
The written charter for the Nominating and Corporate Governance Committee is available on our website at https://investors.curiositystream.com/.
Family Relationships
John Hendricks, the chairman of our Board, is the father of Andrew Hendricks and Elizabeth Saravia, two of our directors. Other than discussed above, there are no family relationships between or among any of our directors or executive officers.
Insider Trading Policy and Hedging Policy
We have adopted an Insider Trading Policy that sets forth restrictions on trading in our securities and prohibits all of our directors, officers and certain employees, as well as any other person having access or potential access to material information, from entering into any purchases, sales, giving away or otherwise trading the Company’s securities while in possession of material nonpublic information about the Company or providing that information to others outside the Company, entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities; short sales; and puts, calls or other derivative securities on the Company’s securities, unless advance approval is obtained from the Company’s General Counsel. Additionally, a director, officer, or certain employee may not hold Company securities in a margin account or pledge Company securities as collateral for a loan, unless advance approval is obtained from the Company’s General Counsel. This policy also applies to the foregoing persons’ family members and friends. This policy was adopted to promote compliance with federal securities laws and applicable Nasdaq requirements. Our Insider Trading Policy allows for purchases or sales of Company securities made in compliance with a written plan that meets the requirements of Rule 10b5-1 of the Exchange Act and sets forth the applicable trading window periods where directors and designated employees are able to trade in the Company’s securities.
Code of Ethics and Business Conduct
We have adopted a code of business conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at https://investors.curiositystream.com/. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We expect to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in the Company’s equity securities and any changes thereto, and to furnish copies of these reports to the Company. Based solely on our review of the insiders’ forms filed with the SEC and representations made by the directors and executive officers, no insider failed to file on a timely basis a Section 16(a) report during 2023, except for the delinquent filings described below.
On January 26, 2023, Tia Cudahy filed a late Form 4 in connection with a tax withholding of certain shares in connection with the vesting of restricted stock units on January 23, 2023. On March 17, 2023, each of Matthew Blank, Andrew Hendricks, Jonathan Huberman, Patrick Keeley, Michael Nikzad and Elizabeth Saravia filed a late Form 4 in connection with a restricted stock award granted on March 10, 2023. On April 27, 2023, John Hendricks filed a late Form 4 in connection with sales of shares pursuant to a 10b5-1 plan, occurring on April 6, 2023, April 10-14, 2023, and April 17-21, 2023. On August 1, 2023, John Hendricks filed a late Form 4 in connection with sales of shares pursuant to a 10b5-1 plan, occurring on July 25-27, 2023.
Consideration and Determination of Executive and Director Compensation
Our Compensation Committee’s responsibilities include, among other things, establishing our general compensation philosophy (and, in consultation with senior management, overseeing the development and implementation of our compensation programs), reviewing and approving annually the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, reviewing and approving or making recommendations to the Board regarding the compensation of all other executive officers, and reviewing all director compensation and benefits for service on the Board and Board committees, as well as recommending any changes to the Board as necessary. To assist with the execution of its duties and responsibilities, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant, as necessary.
From time to time, we retain Willis Towers Watson, a leading global advisory firm, as our compensation consultant to review and advise with respect to the compensation structure of the Company and executive compensation matters. We also retain external legal counsel for employment and compensation matters. Willis Towers Watson has provided the Compensation Committee with market information that the Compensation Committee used when determining whether our executive and director compensation is competitive, commensurate, and consistent with market trends for comparable companies. The Compensation Committee is not required to implement, or act consistently with, the advice or recommendations of its compensation consultant or external counsel.
Our Compensation Committee considered, among other things, the factors enumerated by the SEC and NASDAQ for evaluating whether Willis Towers Watson and our external legal counsel were independent and concluded that both were independent and that no conflict of interest existed.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consists of Patrick Keeley, who serves as the committee’s chairperson, Andrew Hendricks, Jonathan Huberman and Elizabeth Saravia. Other than as set forth below, no person who served on the Compensation Committee in the Company’s last completed fiscal year was at any time during fiscal year 2023, or at any other time, one of our officers or employees. Elizabeth Saravia served as President of Curiosity Studios, the in-house production function of Legacy CuriosityStream, from June 2018 to October 2018. Prior to serving as the President of Curiosity Studios, Ms. Saravia served as Legacy CuriosityStream’s President and Chief Executive Officer from August 2013 to June 2018. Jonathan Huberman served as SAQN’s Chairman, Chief Executive Officer and Chief Financial Officer from its inception until October 2020. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee.
In addition, since our last fiscal year, members of our Compensation Committee, including any members of their immediate families or persons sharing their households, had direct or indirect material interests in the transactions or currently proposed transactions set forth in “Certain Relationships and Related Party Transactions.”
Stockholder Communications with the Board
Interested parties wishing to communicate with our non-management directors may do so by writing to the Board and mailing or emailing the correspondence to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel. Our General Counsel, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board.

EXECUTIVE COMPENSATION
The following disclosure concerns the compensation of the Company’s named executive officers for the fiscal years ended December 31, 2022, and December 31, 2023.

Summary Compensation Table
The following summary compensation table covers the compensation for the Company’s named executive officers for the fiscal years ended December 31, 2022, and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Nonequity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Clint Stinchcomb, President and Chief Executive Officer	2023	619,500	—	1,106,684	—	108,446	13,200	1,847,830
	2022	619,500	—	—	—	309,750	12,200	941,450
Tia Cudahy, Chief Operating Officer, General Counsel and Secretary	2023	310,000	—	186,106	—	25,575	13,300	534,981
	2022	310,000	—	134,943	314,999	77,500	12,350	849,792
Peter Westley, Chief Financial Officer(1)	2023	310,000	—	182,643	—	90,000	84,170	666,813
	2022	188,368	—	466,999	304,999	90,000	21,879	1,072,245

(1)	Peter Westley was hired by the Company and appointed Chief Financial Officer of the Company effective May 21, 2022.

(2)
The amounts reported in this column were calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718-Stock Compensation. For more information concerning the assumptions used, see Note 9 to our consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” in our 2023 Annual Report. The fair value of restricted stock is determined based on the closing price of Common Stock on the grant date. The disclosures in this column reflect the grant date fair value of the restricted stock units granted on July 28, 2023, pursuant to the Option Cancellation and Exchange, as described further in the Equity Grants to Executive Officers – Option Cancellation and Exchange section and as approved at the Company’s 2023 annual meeting of stockholders.

(3)	The amounts reported in this column represent the grant-date fair value of option awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718-Stock Compensation. For more information concerning the assumptions used, see Note 9 to our consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” in our 2022 Annual Report. The fair value of stock options is determined using a Black-Scholes pricing model on the grant date.

(4)	The amounts reported in this column represent the bonus paid to named executive officers for the year indicated, which is tied to the achievement of certain performance measures of the Company.

(5)	In 2023, includes: company contributions to the CuriosityStream 401(k) plan equal to $13,200 for Mr. Stinchcomb, $12,400 for Ms. Cudahy and $11,367 for Mr. Westley; for Ms. Cudahy, payments for a phone allowance totaling $900; and for Mr. Westley, travel expenses in an amount equal to $32,375, hotel reimbursements in an amount equal to $12,042, and apartment costs equal to $28,386. In 2022, includes: company contributions to the CuriosityStream 401(k) plan for each executive other than Mr. Westley; for Ms. Cudahy, a $150 phone allowance; and for Mr. Westley, travel and hotel reimbursements in an amount equal to $21,879.
Compensation of Officers
Overview
The Company’s policies and philosophies with respect to its executive compensation program are designed to:

•
attract, retain and motivate senior management leaders who are capable of advancing the Company’s mission and strategy and ultimately, creating and maintaining our long-term equity value. Such leaders must engage in a collaborative approach and possess the ability to execute our business strategy in an industry characterized by competitiveness and growth;

•	reward senior management in a manner aligned with our financial performance; and
•	align senior management’s interests with our equity owners’ long-term interests through equity participation and ownership.
Decisions with respect to the compensation of our executive officers, including our named executive officers, are made by our Board and the Compensation Committee of our Board.

Compensation for our executive officers has the following components: base salary, cash bonus opportunities, long-term incentive compensation, broad-based employee benefits, and severance benefits. Base salaries, broad-based employee benefits, and severance benefits are designed to attract and retain senior management talent. We also use annual cash bonuses and long-term equity awards to promote performance-based pay that aligns the interests of our named executive officers with the long-term interests of our equity-owners and to enhance executive retention.
The Company uses annual cash incentive bonuses for the named executive officers to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. Near the beginning of each year, the Compensation Committee selects the performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the named executive officers, other than Mr. Stinchcomb’s which is set forth in his employment agreement and Mr. Westley’s which has a $90,000 annual minimum bonus. Following the end of each year, the Compensation Committee determines the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers.
Employment Agreements
Clint Stinchcomb
Effective as of the Closing of the business combination on October 14, 2020, CuriosityStream and Clint Stinchcomb entered into an employment agreement under which he serves as Chief Executive Officer of CuriosityStream for an initial term of four years, subject to automatic renewal for an additional one-year period unless CuriosityStream or Mr. Stinchcomb provides 180 days’ prior written notice that the initial term shall not be extended. Pursuant to his employment agreement, Mr. Stinchcomb received an initial base salary of $490,000, with annual increases of at least 5% each year. The employment agreement provides that if CuriosityStream’s revenue for the year ending December 31, 2021, were $75,000,000 or more, then Mr. Stinchcomb’s base salary would increase to $690,000; and if CuriosityStream’s revenue for the year ending December 31, 2022, were $140,000,000 or more, then Mr. Stinchcomb’s base salary would increase to $790,000. For purposes of the employment agreement “revenue” means CuriosityStream’s total revenue, calculated in accordance with CuriosityStream’s customary accounting practices.
Pursuant to the terms of his employment agreement, Mr. Stinchcomb is eligible to receive a bonus based on a formula and performance criteria approved by the Compensation Committee; provided that the target cash bonus is 100% of his base salary, subject to performance conditions described hereafter and his continued employment through December 31 of the applicable performance year. Mr. Stinchcomb’s 100% annual bonus target shall be divided equally between CuriosityStream’s achievement of revenue targets (with such revenue targets being $71,000,000 for the year ending on December 31, 2021, and $136,000,000 for the year ending on December 31, 2022) and net income or loss targets, which was determined for calendar years 2021 and 2022 following consultation with the Compensation Committee prior to the beginning of each calendar year. The performance criteria for the years following the year ending on December 31, 2022, are established by the Compensation Committee in consultation with Mr. Stinchcomb. Mr. Stinchcomb is entitled to his bonus for the last year of his employment, regardless of his separation date, unless he is terminated for “cause” or resigns without “good reason” (each as defined in the employment agreement).
The employment agreement also provides that, upon a “change in control” (as defined in the employment agreement) of CuriosityStream at a valuation of $1 billion or more prior to October 14, 2023, Mr. Stinchcomb would have been entitled to a bonus equal to $2,000,000, subject to Mr. Stinchcomb’s continued employment by CuriosityStream at the time of the change in control or Mr. Stinchcomb’s termination without “cause” or for “good reason” within the six (6) months prior to the change in control. No “change in control” of CuriosityStream occurred, and Mr. Stinchcomb therefore was not entitled to receive the bonus.
On November 5, 2020, pursuant to the employment agreement, Mr. Stinchcomb was granted Company options and restricted stock units, which, when taken together with the stock options issued to Mr. Stinchcomb prior to and in connection with the business combination, entitled Mr. Stinchcomb to approximately 5.9% of the Company’s Common Stock, calculated on a fully diluted basis on the closing date of the business combination. If Mr. Stinchcomb is terminated without “cause” or resigns for “good reason,” or dies or becomes disabled, all unvested equity awards shall accelerate and become immediately exercisable. All Company options issued to Mr. Stinchcomb were cancelled pursuant to the Option Cancellation and Exchange, as described further in the Equity Grants to Executive Officers – Option Cancellation and Exchange section below.
If Mr. Stinchcomb’s employment is terminated because of death or “disability” (as defined in the employment agreement), he will be entitled to receive a prorated portion of the bonus due for the year of separation and based on actual Company performance. If Mr. Stinchcomb’s employment is terminated by CuriosityStream without cause or for good reason, (i) CuriosityStream shall pay Mr. Stinchcomb his base salary for the balance of the term (such base salary to be determined without any reduction that would result in a good reason termination), but in no event for less than eighteen (18) months or in excess of thirty-six (36) months, subject to Mr. Stinchcomb complying with restrictive covenants; (ii) Mr. Stinchcomb will also receive COBRA continuation coverage for CuriosityStream health insurance benefits in which Mr. Stinchcomb and his immediate family participate at the same rate made available to similarly situated senior executives for the remainder of the term of the employment agreement; and (iii) Mr. Stinchcomb will be eligible to receive each annual bonus to which he would have been entitled over the remainder of the initial term or renewal term, as applicable, based on actual performance achieved and with a target of 100% of base salary. Severance under Mr. Stinchcomb’s employment agreement is subject to his execution and non-revocation of a release of claims.
Mr. Stinchcomb’s employment agreement provides that, if he receives payments or benefits that would be subject to the excise tax on excess parachute payments imposed by Section 4999 of the Code, then either (i) such payments shall be delivered in full, or (ii) the aggregate amount of the payments and benefits will be reduced so that the present value of all payments constituting “parachute payments” is equal to 2.99 times his “base amount,” whichever results in the receipt of Mr. Stinchcomb of the greatest amount of payments or benefits on an after-tax basis.
Mr. Stinchcomb is bound by certain restrictive covenant provisions, including confidentiality provisions and (i) non-competition provisions that apply during the term of his employment and for eighteen (18) months following his termination (the “Restricted Period”), (ii) non-solicitation of customer, supplier or vendor provisions and non-solicit of employees and no-hire provisions that apply during the Restricted Period and (iii) non-interference provisions that apply during the Restricted Period.
Tia Cudahy
In January 2019, Legacy CuriosityStream and Hendricks Investment Holdings, LLC (“HIH”), an Affiliate of HFM, entered into an agreement whereby Legacy CuriosityStream would pay Ms. Cudahy an annual base salary of $290,000 as well as an annual cash bonus with a maximum bonus potential of 40% of base salary, subject to achievement of goals in Legacy CuriosityStream’s annual bonus plan and as agreed to by the board of directors of Legacy CuriosityStream each year, and HIH would pay Ms. Cudahy $50,000 through November 20, 2019 for completion and transition of her duties for HIH. Ms. Cudahy’s compensation plan provided for the grant of options to purchase 420,000 shares of Legacy CuriosityStream equity. Effective January 1, 2022, the Board increased Ms. Cudahy’s base salary to $310,000 and increased her annual cash bonus to 50% of her base salary.
Peter Westley
Mr. Westley entered into an offer letter with the Company effective May 21, 2022, which provides for an annual rate of base salary of $310,000 and an annual incentive target of 50% of his annual base salary, with the annual incentive amount to be calculated based on the Company’s performance against approved budgets and business goals and prorated to reflect the portion of the year in which Mr. Westley was employed by the Company, but will not be less than $90,000 in any given year, including 2022. In addition, Mr. Westley is reimbursed for housing expenses in Silver Spring, Maryland and the cost of two round trip air fares per month between San Francisco, California and the Company’s offices in Maryland. Pursuant to the offer letter, Mr. Westley would not be eligible to participate in the Executive Severance Plan; however, upon the termination of the Executive Severance Plan, the Severance Pay Plan was amended to permit named executive officers (other than Mr. Stinchcomb, who is a party to an employment agreement which provides for severance payments) to participate. Pursuant to the offer letter, Mr. Westley also received an equity grant under the Company’s 2020 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).
Equity Grants to Executive Officers
Legacy CuriosityStream Stock Option Plan and Treatment in the Business Combination
Prior to the business combination, Legacy CuriosityStream had issued equity awards under the Legacy CuriosityStream Stock Option Plan to provide for the grant of equity-based awards to employees, non-employee directors and consultants. The maximum aggregate number of shares that could be issued under the Legacy CuriosityStream Stock Option Plan was 4,200,000 shares of Legacy CuriosityStream Common Stock, plus any shares that became available upon forfeiture of outstanding awards, subject to adjustment in the event of a stock split, combination of shares, recapitalization, reclassification, merger or reorganization. The Legacy CuriosityStream Stock Option Plan permitted the grant of incentive stock options to employees and/or non-statutory stock options to employees, non-employee directors or consultants/advisors. If the applicable executive officer’s service with Legacy CuriosityStream terminated other than for cause at any time during the six (6) month period after a “change in control” (as defined therein), the stock options would have immediately become fully vested and exercisable. Pursuant to the terms set forth in the option agreements prior to the business combination, if the applicable executive officer’s employment terminated, the shares subject to option would have been subject to Legacy CuriosityStream’s right to repurchase such shares at their fair market value on the date of repurchase. The stock options were subject to forfeiture if the applicable executive officer violated the Legacy CuriosityStream standards of conduct.

The Legacy CuriosityStream Stock Option Plan was terminated in connection with the business combination. Each Legacy CuriosityStream stock option that was outstanding and unexercised immediately prior to the effective time of the business combination was automatically converted into the right to receive an option to purchase shares of Common Stock of the Company (the “Company Options,” and such automatic conversion the “Merger Conversion”), with the number of shares and the exercise price adjusted in connection with the Merger Conversion as set forth in the business combination Agreement. The Company Options were granted pursuant to the Omnibus Incentive Plan but retained the vesting and exercise terms and conditions applicable to the Legacy CuriosityStream stock options immediately prior to the effective time of the business combination.
Any outstanding Company Options were cancelled pursuant to the Option Cancellation and Exchange, as described further in the Equity Grants to Executive Officers – Option Cancellation and Exchange section below.
The Omnibus Incentive Plan
Stock-based awards may be granted to employees, non-employee directors and consultants of the Company and its subsidiaries under the Omnibus Incentive Plan, which was adopted by our Board and approved by the Company’s stockholders on October 12, 2020. Awards under the Omnibus Incentive Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights (“SARs”), other stock-based awards and dividend equivalents. 7,725,000 shares of Common Stock were authorized for issuance under the Omnibus Incentive Plan, subject to adjustment in the event of any stock dividend, stock split or any recapitalization, merger other similar transaction affecting our Common Stock specified in the Omnibus Incentive Plan. 4,310,411 shares remain available for issuance and use as of April 8, 2024.
Unless set forth in a participant’s award agreement, if a participant’s employment or service terminates due to death or disability, all awards will become exercisable or vested in full. Unless provided in an award agreement, and other than with respect to certain performance awards (described below), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, and (ii) provide that if a participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award or (2) an equal value of liquid shares or equity interests.
Unless provided in an award agreement, upon a change in control, outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.
Except as provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be cancelled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be cancelled in exchange for a payment equal to the change in control price, the alternative performance awards will be cancelled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be cancelled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.
Option Cancellation and Exchange
At the Company’s 2023 annual stockholder meeting, the Company’s stockholders approved a proposal to cancel “underwater” stock options granted to employees and executive officers of the Company and to replace them with restricted stock units (the “Option Cancellation and Exchange”). On July 28, 2023, the Company implemented the Option Cancellation and Exchange and cancelled stock options held by employees and executive officers granted under the Omnibus Incentive Plan which were granted at an exercise price per share above that of the Company’s Common Stock on the date of the cancellation. Restricted stock units granted as part of the Option Cancellation and Exchange were granted under the Omnibus Incentive Plan. Restricted stock units that were vested as of the date of the Option Cancellation and Exchange were replaced with restricted stock units that will vest on July 28, 2024, while all cancelled stock options that were unvested as of the date of the Option Cancellation and Exchange were replaced with restricted stock units which have the same vesting schedule as the cancelled stock options. As a result of the Option Cancellation and Exchange, the number of options cancelled with respect to each named executive officer are as follows: 3,344,291 for Mr. Stinchcomb, 613,434 for Ms. Cudahy, and 271,904 for Mr. Westley. No named executive officers hold outstanding stock option grants.
Mr. Stinchcomb was granted (i) with respect to his vested cancelled options, 692,887 restricted stock units, which vest on July 28, 2024, subject to Mr. Stinchcomb’s continued employment on the vesting date; and (ii) with respect to his unvested cancelled options: 392,097 restricted stock units, which vest with respect to 31,610 shares on August 2, 2023; and 360,487 shares in equal increments on November 2, 2023 and November 2, 2024; in each case, subject to Mr. Stinchcomb’s continued employment on the applicable vesting date.
Ms. Cudahy was granted (i) with respect to her vested cancelled options, 125,778 restricted stock units, which vest on July 28, 2024, subject to Ms. Cudahy’s continued employment on the vesting date; and (ii) with respect to her unvested cancelled options, 56,679 restricted stock units, which vest with respect to: 7,902 shares on August 2, 2023; 1,406 shares in equal increments every third month beginning September 25, 2023 through March 25, 2025; 2,815 shares in equal increments every month beginning July 20, 2023 through September 20, 2025; and 44,556 shares on January 1, 2025; in each case, subject to Ms. Cudahy’s continued employment on the applicable vesting date.
Mr. Westley was granted (i) with respect to his vested cancelled options, 44,249 restricted stock units, which vest on July 28, 2024, subject to Mr. Westley’s continued employment on the vesting date, and (ii) with respect to his unvested cancelled options, 134,813 restricted stock units, which vest as follows: 23,502 shares in equal increments on April 22, 2024, April 22, 2025 and April 22, 2026; and 111,311 shares in equal increments on May 21, 2024, May 21, 2025, and May 21, 2026; in each case, subject to Mr. Westley’s continued employment on the applicable vesting date.
Other Stock-Based Awards
Restricted stock unit grants were made to Ms. Cudahy and Mr. Westley under the Omnibus Incentive Plan in the 2022 fiscal year. On January 1, 2022, the Company granted Ms. Cudahy 22,756 restricted stock units, which vest in full on the third anniversary of the grant date. On May 21, 2022, Mr. Westley was granted 288,271 restricted stock units, which vest over four years in equal increments of 1/4th vesting on each of the first four anniversaries of the applicable grant date and vest fully if Mr. Westley’s employment is involuntarily terminated without cause following a change in control (each of “cause” and “change in control” as defined in the Omnibus Incentive Plan).
Except for the Option Cancellation and Exchange, no equity incentive grants were made to any named executive officers in the 2023 fiscal year.
Other Compensation
The Company maintains various employee benefit plans, including medical, dental, vision, life insurance and 401(k) plans, severance plan, paid vacation, sick leave and holidays and employee assistance program benefits in which the named executive officers participate.
Severance Plan for Executive Officers and Severance Pay Plan
On October 6, 2021, the Company’s Board adopted the CuriosityStream Inc. Severance Pay Plan for Executive Officers (the “Executive Severance Plan”), which provided severance benefits described below to “Executive Officers” designated under the Executive Severance Plan. Ms. Cudahy was designated as an Executive Officer under the Executive Severance Plan (and as such was not eligible for the severance pay plan generally available to employees, the CuriosityStream Inc. Severance Pay Plan (the “Severance Pay Plan”)). At the time of his hiring, Mr. Westley was not an eligible participant under the Executive Severance Plan or the Severance Pay Plan.
As of November 8, 2022, the Company terminated the Executive Severance Plan, and the Severance Pay Plan was amended to allow named executive officers who are not a party to an employment agreement which provides for severance or similar benefits to participate in the Severance Pay Plan. As a result, Ms. Cudahy and Mr. Westley are eligible to participate in the Severance Pay Plan. Under the Severance Pay Plan, if Ms. Cudahy’s or Mr. Westley’s employment is terminated by the Company involuntarily without cause (as defined in the Severance Pay Plan), they would be entitled to a severance payment equal to one month of base pay for each year of service (prorated for partial years of service), with a minimum of 3 months of base pay and a maximum of 12 months of base pay. As of April 25, 2024, Ms. Cudahy has 15 years of service with the Company and its subsidiaries and affiliates, and Mr. Westley has one year eleven months of service. The severance payments are conditioned on the employee executing a release of claims and the payments are made in installments. As the Executive Severance Plan previously provided, the Severance Plan also provides that if any payment of compensation to or for the benefit of an employee, either alone or together with other payments and benefits which the employee had received or had a right to receive, would be subject to the excise tax imposed by Section 4999 of the Code, such payments and/or benefits would be reduced in such amounts as were required to reduce the aggregate “present value” of such payments to one dollar less than an amount equal to three times the employee’s “base amount” (as “present value” and “base amount” are defined under Section 280G of the Code).

Outstanding Equity Awards at Fiscal Year-End
The following disclosure covers the outstanding equity for the Company’s named executive officers for the fiscal year ended December 31, 2023.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)(1)
Clint Stinchcomb	-	-	-	-	22,066(2)	11,916
	-	-	-	-	18,365(3)	9,917
	-	-	-	-	692,887(4)	374,159
	-	-	-	-	180,244(5)	97,332
Tia Cudahy	-	-	-	-	16,814(6)	9,080
	-	-	-	-	762(7)	411
	-	-	-	-	1,178(8)	636
	-	-	-	-	22,756(9)	12,288
	-	-	-	-	125,778(10)	67,920
	-	-	-	-	48,002(11)	25,921
Peter Westley	-	-	-	-	216,204(12)	116,750
	-	-	-	-	44,249(13)	23,894
	-	-	-	-	134,813(14)	72,799

(1)	Based on the closing price of the Company’s common stock on the Nasdaq on December 29, 2023, which was $0.54.
(2)
On November 5, 2020, Mr. Stinchcomb received a grant of 88,263 restricted stock units, which vest in four substantially equal installments on November 5, 2021, November 5, 2022, November 5, 2023, and November 5, 2024. Notwithstanding the foregoing, if Mr. Stinchcomb is terminated without cause, or resigns for good reason, or dies or becomes disabled, all unvested restricted stock units for this grant will become vested and will be settled upon vesting (or within 30 days thereafter).

(3)
On November 5, 2020, Mr. Stinchcomb was granted 73,458 restricted stock units which vest in four substantially equal installments on November 5, 2021, November 5, 2022, November 5, 2023, and November 5, 2024.

(4)
On July 28, 2023, pursuant to the Option Cancellation and Exchange, in exchange for Mr. Stinchcomb’s fully vested cancelled stock options, the Company granted Mr. Stinchcomb 692,887 restricted stock units, which vest on July 28, 2024.

(5)
On July 28, 2023, pursuant to the Option Cancellation and Exchange, in exchange for Mr. Stinchcomb's unvested cancelled stock options, the Company granted Mr. Stinchcomb 392,097 restricted stock units which vest as follows: 31,610 shares on August 2, 2023; and 360,487 shares in equal increments on November 2, 2023, and November 2, 2024.

(6)	On January 4, 2021, Ms. Cudahy was granted 33,629 restricted stock units which vest in four substantially equal installments on January 4, 2022, January 4, 2023, January 4, 2024, and January 4, 2025.
(7)
On March 25, 2021, Ms. Cudahy was granted 2,032 restricted stock units, which vest over four years in substantially equal increments of 1/16th of the shares vesting on the last day of every third month, commencing on April 30, 2021.

(8)
On September 20, 2021, Ms. Cudahy was granted 2,576 restricted stock units, which vest over four years in substantially equal increments of 1/48th of the shares vesting on the 20th day of every month, commencing on October 20, 2021.

(9)	On January 1, 2022, Ms. Cudahy was granted 22,756 restricted stock units, which vest in full on January 1, 2025.
(10)
On July 28, 2023, pursuant to the Option Cancellation and Exchange, in exchange for Ms. Cudahy's fully vested cancelled stock options, the Company granted Ms. Cudahy 125,778 restricted stock units, which vest on July 28, 2024.

(11)
On July 28, 2023, pursuant to the Option Cancellation and Exchange, in exchange for Ms. Cudahy's unvested cancelled stock options, the Company granted Ms. Cudahy 56,679 restricted stock units, which vest as follows: 7,902 shares on August 2, 2023; 1,406 shares in equal increments every third month beginning September 25, 2023 through March 25, 2025; 2,815 shares in equal increments every month beginning July 20, 2023 through September 20, 2025; and 44,556 shares on January 1, 2025.

(12)	On May 21, 2022, Mr. Westley was granted 288,271 restricted stock units, which vest in four equal installments on May 21, 2023, May 21, 2024, May 21, 2025, and May 21, 2026. Notwithstanding the foregoing, if Mr. Westley’s employment is involuntarily terminated without cause following a change in control, all unvested restricted stock units for this grant will become vested.
(13)
On July 28, 2023, pursuant to the Option Cancellation and Exchange, in exchange for Mr. Westley's fully vested cancelled stock options, the Company granted Mr. Westley 44,249 restricted stock units, which vest on July 28, 2024.

(14)
On July 28, 2023, pursuant to the Option Cancellation and Exchange, in exchange for Mr. Westley's unvested cancelled stock options, the Company granted Mr. Westley 134,813 restricted stock units, which vest as follows: 23,502 shares in equal increments on April 22, 2024, April 22, 2025, and April 22, 2026; and 111,311 shares in equal increments on May 21, 2024, May 21, 2025, and May 21, 2026.

Pension Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during fiscal year 2023.
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during fiscal year 2023.
Company 401(k) Plan
The Company sponsors a tax-qualified Section 401(k) retirement savings plan for all employees who satisfy certain eligibility requirements. Under this plan, participants may elect to make pre-tax contributions to the plan of up to a certain portion of their current compensation, not to exceed the applicable statutory income tax limitation. The Company provides employer matching contributions equal to 100% of the first three percent of employee contributions and equal to 50% of the next two percent of employee contributions.

COMPENSATION OF DIRECTORS
The compensation structure for employees on the Company’s Board is discussed above. Our non-employee directors are compensated with a combination of cash and equity in the Company, with additional compensation for service on Board committees. Other than John Hendricks, who waives any Board compensation for which he is eligible, in 2023 Board members each received an annual retainer of $50,000 in cash. For each standing committee of the Board, committee chairs received $24,000 annually, and committee members who are not the chair received $13,500 annually. Board members also received restricted stock units equal in value to the cash compensation each received under the foregoing calculation. The following table sets forth the total compensation of the Company’s non-employee directors for the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
John Hendricks(1)	—	—	—	—
Elizabeth Saravia(2)	77,000	77,274	—	154,274
Patrick Keeley(3)	87,500	87,812	—	175,312
Matthew Blank(4)	74,000	74,263	—	148,263
Jonathan Huberman(5)	87,500	87,812	—	175,312
Mike Nikzad(6)	77,000	77,274	—	154,274
Andrew Hendricks(7)	77,000	77,274	—	154,274

(1)	John Hendricks waived the right to receive any cash retainer or equity award in 2023 in connection with his Board service.
(2)	On March 10, 2023, Ms. Saravia was granted 54,804 restricted stock units vesting on March 10, 2024. On the grant date, the closing price was $1.41.
(3)	On March 10, 2023, Mr. Keeley was granted 62,278 restricted stock units vesting on March 10, 2024. On the grant date, the closing price was $1.41.
(4)	On March 10, 2023, Mr. Blank was granted 52,669 restricted stock units vesting on March 10, 2024. On the grant date, the closing price was $1.41.
(5)	On March 10, 2023, Mr. Huberman was granted 62,278 restricted stock units vesting on March 10, 2024. On the grant date, the closing price was $1.41.
(6)	On March 10, 2023, Mr. Nikzad was granted 54,804 restricted stock units vesting on March 10, 2024. On the grant date, the closing price was $1.41.
(7)	On March 10, 2023, Mr. Hendricks was granted 54,804 restricted stock units vesting on March 10, 2024. On the grant date, the closing price was $1.41.
Stock-Based Awards for Directors
The Company uses stock-based awards to promote our interests by providing directors with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the directors’ interests with those of the company’s equity holders. Stock-based awards are awarded under the Omnibus Incentive Plan. The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value.
The Compensation Committee approved grants of restricted stock units to employee and non-employee directors of the Company as of March 10, 2023. The grants to employee directors of the Company are discussed in “Compensation of Officers - Stock-Based Awards.” The restricted stock units for the non-employee directors were all fully vested as of March 10, 2024, with settlement on the vesting date or within 30 days thereafter. The restricted stock units are subject to the terms and conditions of the Omnibus Incentive Plan and a restricted stock unit agreement. The number of restricted stock units granted to each non-employee director are included in the table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of each transaction since our last two fiscal years and each currently proposed transaction in which:

•	we were or are to be a participant;

•	the amount involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or any member of their immediate family or person sharing their household had or will have a direct or indirect material interest.
Jupiter Entertainment Agreement
Clint Stinchcomb, our President and Chief Executive Officer and a member of our Board, serves as the managing director of Worldwide Media Group, LLC (“WMG”). WMG is party to a joint venture agreement (the “Joint Venture Agreement”) with Jupiter Entertainment LLC for the development of an original content series for the Company entitled “4th and Forever,” wherein WMG and Jupiter Entertainment LLC share revenue earned by 4th and Forever. For the year ended December 31, 2022, the Company paid a total of $2.4 million to Jupiter as the producer of 4th and Forever, based upon various milestones stated in the agreements. For the year ended December 31, 2023, the Company made no payments to Jupiter, but revenue earned by WMG in connection with the Joint Venture Agreement was $256 thousand during the year ended December 31, 2023. As of December 31, 2022, the Company had no further obligations under the Joint Venture Agreement, though continues to enter into licensing and distribution arrangements with respect to 4th and Forever from time to time.
Investor Rights Agreement
Concurrently with the closing of the business combination in 2020, the Company entered into the Investor Rights Agreement with Legacy CuriosityStream, the Sponsor, HFM and officers and directors of Legacy CuriosityStream.
Under the Investor Rights Agreement, the Company shall nominate two Sponsor Directors for election as members of the Board if, at such time, the Board does not contain a Sponsor Director and the Sponsor Entities together continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination. Further, under the Investor Rights Agreement, HFM and the officers and directors of Legacy CuriosityStream must vote in favor of, or otherwise consent to, the election or appointment of a Sponsor Director at any meeting of the stockholders under the terms set forth above. If the Sponsor does not elect to nominate two Sponsor Directors, the Company must permit the Sponsor to select one non-voting observer to participate in any Board meeting (including any committee thereof), for so long as the Sponsor and its affiliates continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination.
In the case of a vacancy on the Board created by the death, disability, disqualification, removal or resignation of a Sponsor Director, the Company must notify the Sponsor of such vacancy and nominate an individual timely designated by the Sponsor for election to fill the vacancy, provided that such nomination would not constitute a breach of the Board’s fiduciary duties or applicable laws.
Operating Lease
We sublet a portion of our office space to Hendricks Investment Holdings LLC, which is an affiliate of Board members John Hendricks, Andrew Hendricks and Elizabeth Saravia.
The related party sublease rental income totaled $28,495 and $56,228 for the years ended December 31, 2023, and 2022, respectively. Deferred rent receivable related to straight-line rent accrual was $86,687 and $88,185 at December 31, 2023, and 2022, respectively.
Stifel
Stifel served as Legacy CuriosityStream’s exclusive financial advisor in connection with the business combination. In addition, we may engage Stifel to provide certain financial advisory and capital markets services in the future. Stifel served as Legacy CuriosityStream’s exclusive financial advisor and placement agent in its offering and sale of Series A Preferred Stock in November 2018. In addition, Mr. Keeley and certain other Stifel employees are stockholders in the Company.

Procedures with Respect to Review and Approval of Related Person Transactions
We have adopted a formal written policy for the review and approval of transactions with related persons. Such policy requires, among other things, that:

•	any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by an approving body comprised of the disinterested and independent members of the Board or any committee of the Board, provided that a majority of the members of the Board or such committee, respectively, are disinterested; and

•	any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board or recommended by the Compensation Committee to the Board for its approval.
In connection with the review and approval or ratification of a related person transaction:

•	management must disclose to the approving body the name of the related person and the basis on which the person is a related person, the related person’s interest in the transaction, the material terms of the related person transaction, including the business purpose of the transaction, the approximate dollar value of the amount involved in the transaction, the approximate dollar value of the amount of the related person’s interest in the transaction and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•	management must advise the approving body as to whether the related person transaction complies with the terms of our agreements, including the agreements governing our material outstanding indebtedness (if any), that limit or restrict our ability to enter into a related person transaction;

•	management must advise the approving body as to whether the related person transaction will be required to be disclosed in applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such statutes and related rules; and

•	management must advise the approving body as to whether the related person transaction may constitute a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act of 2002, as amended.
In addition, the related person transaction policy provides that the approving body, in connection with any approval of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee” director, as applicable, under the rules and regulations of the SEC and any exchange on which our securities are listed.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2023, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Members of the Audit Committee

Jonathan Huberman (Chairman)
Patrick Keeley
Mike Nikzad
The foregoing report is not “soliciting material,” shall not be deemed “filed” and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, each as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information known to the Company regarding the beneficial ownership of our Common Stock, that is owned by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all current executive officers and directors of the Company as a group.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
The beneficial ownership percentages set forth in the table below are based on 53,306,291 shares of Common Stock issued and outstanding as of the Record Date, and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 4,773,788 shares of Common Stock that remain outstanding. Shares of Common Stock subject to options, restricted stock units or warrants which are presently exercisable or exercisable within 60 days are considered outstanding for computing the ownership percentage of the person holding such options, restricted stock units or warrants but are not considered outstanding for computing the ownership percentage of any other person. Fractional shares have been rounded to the nearest whole share for purposes of the table below.
Unless otherwise noted in the footnotes to the following tables, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock and warrants. Further, unless otherwise noted in the footnotes to the following table, the address for each listed 5% stockholder and executive officer and director is: c/o CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, Maryland 20910.

	Beneficial Ownership
Name of Beneficial Owners	Number of Shares of Common Stock	Percentage of Outstanding Common Stock
5% Stockholders:
Hendricks Factual Media LLC(1)	20,856,188	39.1%
Executive Officers and Directors:
John Hendricks(2)	21,251,545	39.9%
Clint Stinchcomb(3)	237,887	*
Peter Westley(4)	170,529	*
Tia Cudahy(5)	27,767	*
Matthew Blank(6)	73,721	*
Andrew Hendricks(7)	71,383	*
Jonathan Huberman(8)	3,203,937	6.0%
Patrick Keeley(9)	134,826	*
Mike Nikzad(10)	1,176,810	2.2%

Elizabeth Saravia(11)	76,785	*
All directors and executive officers as a group (10 individuals)	26,425,190	49.6%

*	Indicates less than one percent of the outstanding shares of the class of stock.

(1)
John Hendricks, the Chairman of the Company’s Board, is the manager of HFM and holds voting and dispositive power over the Company’s securities held by HFM. As a result, John Hendricks may be deemed to be the beneficial owner of the securities held of record by HFM.

(2)	Includes 395,357 shares of Common Stock held by Mr. John Hendricks directly and 20,856,188 shares of Common Stock held by HFM, of which Mr. Hendricks may be deemed to be the beneficial owner.

(3)
Mr. Stinchcomb holds (a) 237,887 shares of Common Stock directly; and (b) restricted stock units for (i) 180,243 shares of Common Stock, which vest on November 2, 2024, (ii) 692,887 shares of Common Stock, which vest on July 28, 2024, and (iii) 40,431 shares of Common Stock, which vest on November 5, 2024, and which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(4)	Mr. Westley holds (a) 47,211 shares of Common Stock directly; (b) 6,312 shares indirectly through The Westley Revocable Trust, of which Mr. Westley is the trustee; and (c) restricted stock units for (i) 216,203 shares of Common Stock, which vest in equal increments annually through May 21, 2026, (ii) 23,502 shares of Common Stock, which vest in equal increments annually through April 22, 2026, for (iii) 111,311 shares of Common Stock, which vest in equal increments annually through May 21, 2026, and (iv) 44,249 shares of Common Stock, which vest on July 28, 2024, and which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(5)
Ms. Cudahy holds (a) 27,325 shares of Common Stock directly; and (b) restricted stock units for (i) 803 shares of Common Stock, which vest in equal increments quarterly through March 25, 2025, (ii) 1,877 shares of Common Stock, which vest in equal increments monthly through September 20, 2025, (iii) 125,778 shares of Common Stock, which vest on July 28, 2024, (iv) 44,556 shares of Common Stock, which vest on January 1, 2025, (v) 966 shares of Common Stock, which vest in equal increments monthly through September 20, 2025, (vi) 508 shares of Common Stock, which vest in equal increments quarterly through January 30, 2025, (vii) 8,407 shares of Common Stock, which vest on January 4, 2025, and (viii) 22,765 shares of Common Stock, which vest on January 1, 2025, and which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(6)	Mr. Blank holds 73,721 shares of Common Stock directly.

(7)	Mr. Hendricks holds 71,383 shares of Common Stock directly.

(8)	Mr. Huberman holds (a) 87,200 shares of Common Stock directly, (b) 1,554,437 shares of Common Stock held of record by 211 LV LLC, (c) warrants held of record by 211 LV LLC presently exercisable into 1,010,900 shares of Common Stock, and (d) warrants held of record by Ooyala presently exercisable into 551,400 shares of Common Stock. Mr. Huberman, a member of the Company’s Board and the Company’s former Chief Executive Officer, Chief Financial Officer and Chairman, is a manager of 211 LV LLC and the controlling owner of Ooyala. As such, he may be deemed to have or share voting and dispositive power of the shares held directly by 211 LV LLC and Ooyala. Mr. Huberman disclaims any beneficial ownership of these reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(9)	Mr. Keeley holds (a) 118,759 shares of Common stock directly and (b) options to buy 16,067 shares of Common Stock, of which all have vested.

(10)	Mr. Nikzad holds (a) 625,410 shares of Common Stock directly and (b) warrants presently exercisable into 551,400 shares of Common Stock held by Mr. Nikzad directly.

(11)	Ms. Saravia holds 76,785 shares of Common Stock directly.

OTHER MATTERS
As of the date of this Proxy Statement, the Board does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and are voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals that it names as proxies to vote the shares represented by the proxy as to any of these matters.
PROPOSALS BY OUR STOCKHOLDERS
Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 under the Exchange Act should be sent to our principal executive offices and must be received not less than 120 calendar days prior to April 25, 2025. Accordingly, stockholder proposals must be received no later than December 26, 2024. The proposal must comply with the SEC regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in our proxy materials. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included in the Company’s proxy statement.
Additionally, our Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our corporate secretary of this proposal in writing not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, for our 2025 annual meeting of stockholders, any notification must be made no earlier than February 5, 2025, and no later than March 7, 2025. If the date of the meeting is more than 30 days before or after such anniversary date, then notice must be received not later than the 90 days prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the annual meeting. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future. In addition to any requirements set forth in our Bylaws, any such nomination for director must include all information required by Rule 14a-19(b) under the Exchange Act no later than April 6, 2025, which is 60 calendar days prior to the anniversary of the Annual Meeting.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, file certain reports and other information with the SEC relating to our business, financial condition and other matters.
Copies of these materials can be obtained, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information.
Any person from whom proxies for the meeting are solicited may obtain, if not already received, from the Company, without charge, a copy of the Company’s Annual Report, by written request addressed to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel. The Annual Report is not soliciting material and is not incorporated into this document by reference.
In order to obtain any documents you request from the Company in time for the Annual Meeting, you must request the documents from the Company by Thursday, May 23, 2024, which is eight business days prior to the date of the Annual Meeting.
You should rely only on the information contained in this document to vote your shares of Common Stock at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated as of April 25, 2024. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This document does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such solicitation in that jurisdiction.

CuriosityStream

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Before The Meeting - Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/4/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CURI2024. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/4/2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect three Class I directors to hold office until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Andrew Hendricks   02 Patrick Keeley   03 Elizabeth Saravia

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Transaction of any other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000642748_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

CURIOSITYSTREAM INC.
Annual Meeting of Stockholders
June 5, 2024 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Clint Stinchcomb and Tia Cudahy, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CURIOSITYSTREAM INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 11:00 AM EDT on 6/5/2024, live via the Internet - please visit www.virtualshareholdermeeting.com/CURI2024 - and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000642748_2 R1.0.0.6

Appendix A

Reverse Stock Split Amendment

(See attached.)

CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CURIOSITYSTREAM INC.

CuriosityStream Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
1.This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 14, 2020 (the “Second Amended and Restated Certificate”).

2.Section 4.1 of the Second Amended and Restated Certificate is hereby amended by adding the following new paragraphs:

“Upon the filing and effectiveness (the “2024 Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Second Amended and Restated Certificate, each [_____] shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the 2024 Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional share of Common Stock to which a stockholder would otherwise be entitled in connection with the Reverse Stock Split (taking into consideration all shares of Common Stock owned by such stockholder), the Corporation will issue that number of shares of Common Stock resulting from the Reverse Stock Split as rounded up to the nearest whole share upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the 2024 Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

The par value per share of the Corporation’s capital stock and the total number of shares of all classes of capital stock that the Corporation is authorized to issue pursuant to this Section 4.1 shall, in each case, not be affected by the Reverse Stock Split.”

3.This amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4.All other provisions of the Second Amended and Restated Certificate shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Tia Cudahy, its Chief Operating Officer and General Counsel, this [_____] day of [_____], 2024.

By: _________________________________
Name: Tia Cudahy
Title: Chief Operating Officer and General Counsel

Appendix B

Officer Exculpation Amendment

(See attached.)

CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CURIOSITYSTREAM INC.

CuriosityStream Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
1.This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 14, 2020 (the “Second Amended and Restated Certificate”).

2.Section 8.1 of the Second Amended and Restated Certificate is hereby amended to read in its entirety as follows:

Section 8.1 Limitation of Director and Officer Liability. To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, no director or officer of the Corporation shall have any personal liability to the Corporation or any of its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as the case may be. If the DGCL, or any other law of the State of Delaware, is amended hereafter to permit the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended, without further action by the Corporation. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or an office of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

3.This amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4.All other provisions of the Second Amended and Restated Certificate shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Tia Cudahy, its Chief Operating Officer and General Counsel, this [_____] day of [_____], 2024.

By: _________________________________
Name: Tia Cudahy
Title: Chief Operating Officer and General Counsel